                                                                   EXHIBIT 10.21




                           STOCK PURCHASE AGREEMENT



                          MERCURY GENERAL CORPORATION
                                 as Purchaser


                                      and


                         AMERICAN FIDELITY CORPORATION
                                   as Seller


                                     Dated


                               November 15, 1996

                               TABLE OF CONTENTS


                                                                                              PAGE
ARTICLE I...................................................................................    1
DEFINITIONS.................................................................................    1
     1.1 Defined Terms......................................................................    1
          Accounting Firm...................................................................    1
          Actuarial Firm....................................................................    1
          Action............................................................................    2
          AFA...............................................................................    2
          Affiliate.........................................................................    2
          Agreement.........................................................................    2
          Agreement Not to Compete..........................................................    2
          Ancillary Agreements..............................................................    2
          Assets............................................................................    2
          Auditor...........................................................................    2
          Balance Sheet.....................................................................    2
          Bankruptcy Exception..............................................................    2
          Bills of Sale.....................................................................    2
          Books and Records.................................................................    2
          Bulk IBNR Reserves................................................................    3
          Business..........................................................................    3
          Cameron Enterprises...............................................................    3
          Case Reserves.....................................................................    3
          Claim.............................................................................    3
          Claim Payment.....................................................................    3
          Closing...........................................................................    3
          Closing Date......................................................................    3
          Code..............................................................................    4
          Company...........................................................................    4
          Continental Agreement.............................................................    4
          Contract..........................................................................    4
          Contract Rights...................................................................    4
          Copyrights........................................................................    4
          Court Order.......................................................................    4
          Covenant Agreement................................................................    4
          Date of Loss......................................................................    4
          Default...........................................................................    4
          Disclosure Schedule...............................................................    5
          Effective Date....................................................................    5
          Effective Date Balance Sheet......................................................    5
          Effective Date Case Reserves......................................................    5
          Effective Date IBNR Reserves......................................................    5
          Effective Date Insurance Reserves.................................................    5
          Effective Date Financial Statements...............................................    5

          Encumbrance.......................................................................    5
          Environmental Laws................................................................    5
          Expenses..........................................................................    6
          Facilities........................................................................    6
          Financial Statements..............................................................    6
          Fixtures and Equipment............................................................    6
          GAAP..............................................................................    6
          HSR Act...........................................................................    6
          IBNR Reserves.....................................................................    6
          Insurance License.................................................................    6
          Insurance Policies................................................................    6
          Insurance Reserves................................................................    6
          Interim Balance Sheet.............................................................    7
          Interim Balance Sheet Date........................................................    7
          Interim Balance Sheet Date Insurance Reserves.....................................    7
          Interim Financial Statements......................................................    7
          KPMG..............................................................................    7
          Late Claim........................................................................    7
          Leases............................................................................    7
          Liabilities.......................................................................    7
          Loss..............................................................................    7
          Loss Event........................................................................    7
          material adverse effect or material adverse change................................    7
          Mechanical Breakdown Products.....................................................    7
          Mortgages.........................................................................    8
          Ocean Marine Bulk IBNR Reserves...................................................    8
          Ocean Marine Case Reserves........................................................    8
          Ocean Marine Claim................................................................    8
          Ocean Marine Claim Payment........................................................    8
          Ocean Marine IBNR Reserves........................................................    8
          Ocean Marine Insurance Reserves...................................................    8
          Ocean Marine Program..............................................................    9
          Ocean Marine Pure IBNR Reserves...................................................    9
          Office Lease......................................................................    9
          ordinary course of business or ordinary course....................................    9
          Patents...........................................................................    9
          Permits...........................................................................    9
          Permitted Encumbrances............................................................    9
          Pro Forma Interim Balance Sheet...................................................    9
          Pro Forma Interim Financial Statements............................................    9
          Property..........................................................................   10
          Proprietary Rights................................................................   10
          Purchaser.........................................................................   10
          Purchase Price....................................................................   10
          Purchaser's Knowledge.............................................................   10
          Pure IBNR Reserves................................................................   10

          Regulations.......................................................................   10
          Representative....................................................................   10
          Reserve Determination Date........................................................   10
          Seller............................................................................   10
          Seller's Knowledge................................................................   10
          Services Agreement................................................................   11
          Shares............................................................................   11
          Statutory Statement...............................................................   11
          Subsidiary........................................................................   11
          Tax...............................................................................   11
          Trademark License Agreements......................................................   11
          Trademarks........................................................................   11
          Warrants..........................................................................   11
          Wire Transfer.....................................................................   12
          Year-End Financial Statement......................................................   12
     1.2 Other Defined Terms................................................................   12
ARTICLE II..................................................................................   13
PURCHASE AND SALE OF SHARES.................................................................   13
     2.1 Transfer of Shares.................................................................   13
     2.2 Purchase Price and Payment.........................................................   13
     2.3 Closing Costs; Transfer Taxes......................................................   14
     2.4 Insurance Reserves.................................................................   14
ARTICLE III.................................................................................   17
CLOSING.....................................................................................   17
     3.1 Closing............................................................................   17
     3.2 Deliveries at Closing..............................................................   17
     3.3 Other Closing Transactions.........................................................   17
ARTICLE IV..................................................................................   18
REPRESENTATIONS AND WARRANTIES OF SELLER....................................................   18
     4.1 Organization, Authorization and Execution of Seller................................   18
     4.2 Organization of the Company........................................................   18
     4.3 Capitalization of the Company......................................................   18
     4.4 Subsidiaries.......................................................................   19
     4.5 Lloyd's Plan.......................................................................   19
     4.6 Insurance Licenses and Other Permits...............................................   19
     4.7 Financial Statements...............................................................   20
     4.8 Liabilities........................................................................   21
     4.9 Accounts Receivable; Notes Receivable; Mortgages; Other Amounts....................   21
     4.10 Books and Records.................................................................   23
     4.11 Absence of Certain Changes or Events..............................................   23
     4.12 Assets............................................................................   25
     4.13 Contracts and Commitments.........................................................   26
     4.14 No Conflict or Violation..........................................................   28
     4.15 Consents and Approvals............................................................   28
     4.16 Litigation........................................................................   28
     4.17 Labor Matters.....................................................................   28

     4.18 Compliance with Law...............................................................   29
     4.19 Propretiary Rights................................................................   20
     4.20 Employee Benefit Plans............................................................   30
     4.21 Tax Matters.......................................................................   35
     4.22 Insurance.........................................................................   37
     4.23 Environmental Matters.............................................................   37
     4.24 Officers..........................................................................   38
     4.25 Severance Arrangements............................................................   38
     4.26 Bank Accounts.....................................................................   38
     4.27 Ocean Marine Program..............................................................   38
     4.28 Service Agreements with Seller....................................................   38
     4.29 No Brokers........................................................................   38
     4.30 No Other Agreements to Sell the Shares or the Company.............................   39
     4.31 Material Misstatements Or Omissions...............................................   39
     4.32 No Other Representations or Warranties............................................   39
ARTICLE V...................................................................................   39
REPRESENTATIONS AND WARRANTIES OF PURCHASER.................................................   39
     5.1 Organization of Purchaser..........................................................   39
     5.2 Authorization......................................................................   39
     5.3 No Conflict or Violation...........................................................   40
     5.4 Consents and Approvals.............................................................   40
     5.5 Investment Intent..................................................................   40
     5.6 No Brokers.........................................................................   40
ARTICLE VI..................................................................................   40
COVENANTS OF SELLER AND PURCHASER...........................................................   40
     6.1 Further Assurances.................................................................   40
     6.2 Certain Filings and Consents.......................................................   41
     6.3 Access.............................................................................   41
     6.4 No Solicitation....................................................................   41
     6.5 Notification of Certain Matters....................................................   42
     6.6 Conduct of Business................................................................   42
     6.7 Public Statements and Press Releases...............................................   44
     6.8 Financial Information..............................................................   44
     6.9 Employee Matters...................................................................   44
     6.10 Employee Benefits.................................................................   45
     6.11 Modification of ERC Arrangements and Release......................................   46
     6.12 Sale of AFCC Capital Stock........................................................   47
     6.13 Transfer of Mortgage Loans........................................................   47
     6.14 Intercompany Accounts.............................................................   47
     6.15 Ocean Marine......................................................................   48
ARTICLE VII.................................................................................   48
CONDITIONS TO SELLER'S OBLIGATIONS..........................................................   48
     7.1 Representations, Warranties and Covenants..........................................   48
     7.2 Consents; Regulatory Compliance and Approval.......................................   48
     7.3 No Actions or Court Orders.........................................................   49
     7.4 Opinion of Counsel.................................................................   49

     7.5 Certificates.......................................................................   50
     7.6 Corporate Documents................................................................   50
     7.7 Ancillary Agreements...............................................................   50
     7.8 Investment Representation..........................................................   50
     7.9 Mitsubishi Consent.................................................................   50
ARTICLE VIII................................................................................   50
CONDITIONS TO PURCHASER'S OBLIGATIONS.......................................................   50
     8.1 Representations, Warranties and Covenants..........................................   50
     8.2 Consents; Regulatory Compliance and Approval.......................................   50
     8.3 No Actions or Court Orders.........................................................   51
     8.4 Opinion of Counsel.................................................................   51
     8.5 Certificates.......................................................................   52
     8.6 Material Changes...................................................................   52
     8.7 Corporate Documents................................................................   52
     8.8 Conveyancing Documents; Release of Encumbrances....................................   53
     8.9 Ancillary Agreements...............................................................   53
     8.10 Consents..........................................................................   53
     8.11 ERC Release.......................................................................   53
     8.12 Intercompany Transfer.............................................................   53
     8.13 Mitsubishi Consent................................................................   53
     8.14 Ocean Marine......................................................................   53
ARTICLE IX..................................................................................   54
ACTIONS AFTER THE CLOSING...................................................................   54
     9.1 Books and Records; Tax Matters.....................................................   54
     9.2 Survival of Representations, Etc...................................................   54
     9.3 Indemnification....................................................................   55
     9.4 Payment of Holdback Amount.........................................................   58
     9.5 Post-Closing Claims Administration.................................................   59
     9.6 Post-Closing Inspection of Records.................................................   60
     9.7 Change of Name.....................................................................   61
     9.8 Ocean Marine Program...............................................................   61
     9.9 Effective Date Financial Statements................................................   63
ARTICLE X...................................................................................   65
MISCELLANEOUS...............................................................................   65
     10.1 Termination.......................................................................   65
     10.2 Assignment........................................................................   66
     10.3 Notices...........................................................................   66
     10.4 Choice of Law.....................................................................   67
     10.5 Entire Agreement; Amendments and Waivers..........................................   68
     10.6 Multiple Counterparts.............................................................   68
     10.7 Expenses..........................................................................   68
     10.8 Invalidity........................................................................   68
     10.9 Titles; Gender....................................................................   68
     10.10 Confidential Information.........................................................   68
     10.11 Cumulative Remedies..............................................................   69
     10.12 Attorneys' Fees..................................................................   69

     10.13 Waivers of Punitive Damages......................................................   71

                                LIST OF EXHIBITS

     EXHIBIT A   AGREEMENT NOT TO COMPETE

     EXHIBIT B   FORM OF BILLS OF SALE

     EXHIBIT C   FORM OF OFFICE LEASE

     EXHIBIT D   FORM OF SERVICES AGREEMENT

     EXHIBIT E   FORM OF TRADEMARK LICENSE AGREEMENT

     EXHIBIT F   ACCOUNTING PROCEDURES

     EXHIBIT G   CALCULATION OF OCEAN MARINE PROGRAM
                 NET INCOME AND NET LOSS

                            STOCK PURCHASE AGREEMENT
                            ------------------------

          This Stock Purchase Agreement is made and entered into as of November 15, 1996, by and between AMERICAN FIDELITY CORPORATION, a Nevada corporation ("Seller"), and MERCURY GENERAL CORPORATION, a California corporation
  ------
("Purchaser").
  ---------

                                    RECITALS
                                    --------

     A. Seller owns all of the outstanding common stock of American Fidelity Insurance Company, an Oklahoma corporation (the "Company"). The Company is
                                                 -------
principally engaged in the property and casualty insurance business, both directly and through its wholly-owned subsidiary, Cimarron Insurance Company, Inc., a Kansas corporation ("Cimarron"), and its affiliate AFI Management
                             --------
Company, a Texas corporation ("AMC"). The Company is also engaged in the premium
                               ---
finance business through its wholly-owned subsidiary American Fidelity Credit Corporation, a Kansas corporation ("AFCC"), which will not be part of the
                                    ----
transaction subject to this Agreement.

     B. Purchaser, a publicly held property and casualty insurance holding company headquartered in California, desires to purchase all of the outstanding shares of common stock of the Company (the "Shares"), and Seller is willing to
                                             ------
sell the Shares to Purchaser, all on the terms and conditions hereinafter set forth.


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the respective covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------

                                  DEFINITIONS
                                  -----------

          1.1  Defined Terms.    As used herein, the terms below shall have the
               -------------
following meanings. Any of such terms, unless the context otherwise requires, may be used in the singular or plural, depending upon the reference.

               "Accounting Firm" shall mean Ernst & Young LLP or any successor
                ---------------
organization.

               "Actuarial Firm" shall mean any of KPMG, Milliman & Robertson or
                --------------
Tillinghast-Towers Perrin, as selected by Purchaser.

               "Action" shall mean any action, claim, suit, litigation,
                ------
proceeding, labor dispute, arbitral action, governmental audit, inquiry, criminal prosecution, investigation or unfair labor practice charge or complaint.

               "AFA" shall mean American Fidelity Assurance Company, a wholly-
                ---
owned subsidiary of Seller.

               "Affiliate" shall mean, with respect to any party, any individual
                ---------
corporation, partnership or other entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such party.

               "Agreement" shall refer to this Stock Purchase Agreement
                ---------
including all Exhibits and Schedules hereto, as the same may be amended from time to time.

               "Agreement Not to Compete" shall mean an agreement not to compete
                ------------------------
entered into between Purchaser and Seller substantially in the form of Exhibit A attached hereto.

               "Ancillary Agreements" shall mean the Agreement Not to Compete,
                --------------------
the Bills of Sale, the Office Lease, the Services Agreement and the Trademark License Agreements.

               "Assets" shall mean all accounts and notes receivable, refunds,
                ------
deposits, prepaid expenses, cash and cash equivalents, securities, land, buildings, improvements, leasehold improvements, Books and Records, Fixtures and Equipment, Permits, Proprietary Rights, Contract Rights, and all other assets (tangible or intangible) owned or leased by the Company or any of its Subsidiaries.

               "Auditor" shall mean KPMG.
                -------

               "Balance Sheet" shall mean the consolidated balance sheet of the
                -------------
Company and its Subsidiaries at the date indicated thereon, prepared in accordance with GAAP.

               "Bankruptcy Exception" shall refer, in respect of any agreement,
                --------------------
contract or commitment, and to the enforceability thereof, to any limitation thereon imposed by any bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar law affecting creditors' rights and remedies generally and by general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

               "Bills of Sale" shall mean the instruments of transfer, each
                -------------
substantially in the form of Exhibit B attached hereto, pursuant to which each of Cameron Enterprises and Seller shall sell the personal property specified therein to the Company and its Subsidiaries.

               "Books and Records" shall mean (a) all records and lists of the
                -----------------
Company and each of its Subsidiaries pertaining to the Assets and Liabilities,
(b) all records and lists pertaining to the Business, customers, agents, suppliers or personnel of the Company and each of its Subsidiaries, (c) all product, business and marketing plans of the Company and each of its Subsidiaries, (d) correspondence with regulatory authorities and regulatory accounting records, and (e) all books, ledgers, files, reports, plans, drawings and operating records of every kind maintained by the Company and each of its Subsidiaries, or by the Seller on behalf of the Company and its Subsidiaries, including the originals of minute books, stock books, copies of tax work papers and tax returns of the Company and each of its Subsidiaries.

               "Bulk IBNR Reserves" shall mean Insurance Reserves which have
                ------------------
been established with respect to Claims which arise out of policies for which the Company or any of its Subsidiaries is the insurer or reinsurer as a result of the occurrence of a Loss-Event and which equal, on an actuarial basis, the indicated deficiency in Case Reserves.

               "Business" shall mean the business of the Company and its
                --------
Subsidiaries as presently conducted.

               "Cameron Enterprises" shall mean Cameron Enterprises, A Limited
                -------------------
Partnership, an Oklahoma limited partnership.

               "Case Reserves" shall mean Insurance Reserves which have been
                -------------
established with respect to Claims received by the Company and its Subsidiaries or an authorized agent of the Company or any of its Subsidiaries.

               "Claim" shall mean a claim made by or on behalf of the insured
                -----
under policies or agreements of insurance for which the Company or any of its Subsidiaries is an insurer or reinsurer or otherwise obligated (exclusive of claims made with respect to Mechanical Breakdown Products and the Ocean Marine Program), or under agreements of insurance under the Company's retrocession agreements with reinsurers, to recover insurance proceeds under such policy or agreement based upon or arising out of a Loss-Event. "Claim" shall also include any other claim by an insured, third-party claimant or otherwise arising out of such policy or agreement, including, but not limited to, amounts that are due or may become due for extra-contractual obligations, judgments in excess of policy limits, bad faith and exemplary or punitive damages. The term "Claim" shall include a "Late Claim."

               "Claim Payment" shall mean, with respect to any Claim or Late
                -------------
Claim, the moneys paid by or on behalf of the Company and its Subsidiaries (net of any reinsurance recoveries, subrogation recoveries and salvage value realized) to satisfy such Claim or Late Claim and to pay the costs and expenses (including reasonable attorneys' fees) incurred to administer, process, defend against and settle or otherwise satisfy such Claim or Late Claim.

               "Closing" shall refer to the time of the sale of the Shares on
                -------
the day on which the Seller transfers, or causes the transfer of, the Shares to Purchaser pursuant to the terms of this Agreement, and "day of the Closing" shall be deemed to refer to such day.

               "Closing Date" shall mean the later of December 17, 1996, or
                ------------
such date as is five (5) business days following the receipt by Purchaser from the Departments of Insurance of Oklahoma, Kansas and Texas of approval for the transactions contemplated hereby, provided the conditions in Articles VII and VIII are satisfied; provided, however, that such date shall be subject to
                    --------  -------
extension from time to time as may be agreed by Purchaser and Seller.

               "Code" shall mean the Internal Revenue Code of 1986, as amended,
                ----
and the rules and regulations thereunder.

               "Company" shall shall mean American Fidelity Insurance Company,
                -------
an Oklahoma corporation.

               "Continental Agreement" shall mean that certain Agreement dated
                ---------------------
March 1, 1990, as amended by Addendum No. 1 effective January 1, 1995, between the Company and Continental Underwriters, Ltd., a Louisiana corporation.

               "Contract" shall mean any agreement, contract, policy, vehicle
                --------
warranty, indemnity, reinsurance treaty or agreement, note, loan, evidence of indebtedness, purchase, order, letter of credit, indenture, security or pledge agreement, franchise agreement, undertaking, practice, covenant not to compete, employment agreement, license (which is neither an Insurance License nor a Permit), instrument, obligation or commitment to which the Company or a Subsidiary is a party or is bound and which relates to and is material to the Business or the Assets of the Company or such Subsidiary, whether oral or written, but excluding all Leases.

               "Contract Rights" shall mean all of the Company's or any of its
                ---------------
Subsidiaries' rights and obligations under the Contracts listed on Schedule
4.13.

               "Copyrights" shall mean registered copyrights, copyright
                ----------
applications and unregistered copyrights.

               "Court Order" shall mean any judgment, decision, consent decree,
                -----------
injunction, ruling or order of any federal, state or local court or governmental agency, department or authority that is binding on any person or its property under applicable law.

               "Covenant Agreement" shall mean that certain Underwriting
                ------------------
Administration Agreement dated August 1, 1993, by and between the Company and Covenant Underwriters, Ltd., a Louisiana corporation, as amended by Addendum No. 1 effective August 1, 1993, Addendum No. 2 effective August 1, 1994, and Addendum No. 3, effective April 1, 1995.

               "Date of Loss" shall mean the first date of occurrence, claim,
                ------------
loss or other event giving rise to a Claim or an Ocean Marine Claim; provided
                                                                     --------
that with respect to environmental Claims, toxic Claims, or bodily injury or property damage Claims or Ocean Marine Claims arising from continuous or repeated exposure to conditions, where it is not possible to determine a specific date of loss, Date of Loss shall mean the policy inception date of the first policy applicable to such loss; and provided, further, that with respect
                                          --------  -------
to Claims under the Company's or any of its Subsidiaries' insurance policy issued to the National Education Association, the Date of Loss shall be the date a Claim is first made against the Company's insured. With respect to Claims or Ocean Marine Claims in existence on or prior to the Effective Date, the Date of Loss shall be as determined by the Company prior to the Effective Date.

               "Default" shall mean (a) a breach of or default under any
                -------
Contract, Lease or Permit, (b) the occurrence of an event that with the passage of time or the giving of notice or both would constitute a breach of or default under any Contract, Lease or Permit, or (c) the occurrence of an event that with or without the passage of time or the giving of notice or both would give rise to a right of termination, renegotiation or acceleration under any Contract, Lease, or Permit.

               "Disclosure Schedule" shall mean the schedules delivered by
                -------------------
Seller to Purchaser which set forth the exceptions to the representations and warranties contained in Article IV hereof and certain other information called for by this Agreement. Unless otherwise specified, each reference in this Agreement to any numbered schedule is a reference to that numbered schedule which is included in the Disclosure Schedule.

               "Effective Date" shall mean the last day of the calendar month
                --------------
next preceding the Closing Date.

               "Effective Date Balance Sheet" shall mean the unaudited
                ----------------------------
consolidated Balance Sheet of the Company and its Subsidiaries as of the close of business on the Effective Date, prepared in accordance with GAAP and with the accounting procedures set forth on Exhibit F attached hereto.

               "Effective Date Case Reserves" shall mean the Case Reserves as
                ----------------------------
recorded in the Effective Date Balance Sheet.

               "Effective Date IBNR Reserves" shall mean the IBNR Reserves as
                ----------------------------
recorded in the Effective Date Balance Sheet.

               "Effective Date Insurance Reserves" shall mean the Insurance
                ---------------------------------
Reserves as recorded in the Effective Date Balance Sheet, as determined in accordance with Section 9.9.

               "Effective Date Financial Statements" shall mean the unaudited
                -----------------------------------
Effective Date Balance Sheet and consolidated statements of operations, stockholder's equity and cash flows of the Company and its Subsidiaries for the period ended on the Effective Date.

               "Encumbrance" shall mean any claim, lien, pledge, option, charge,
                -----------
easement, security interest, deed of trust, mortgage, right-of-way, encroachment, building or use restriction, conditional sales agreement, encumbrance or other right of third parties, whether voluntarily incurred or arising by operation of law, and includes, without limitation, any agreement to give any of the foregoing in the future, and any contingent sale or other title retention agreement or lease in the nature thereof.

               "Environmental Laws" means all federal, state and local laws,
                ------------------
rules and regulations and other requirements which in any way are related to protection of health, safety, or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of hazardous substances, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, including but not limited to the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et. seq.), Resource Conservation & Recovery Act (42 U.S.C. Section 6901 et
--  ---                                                                 --
seq.), Safe Drinking Water Act (21 U.S.C. Section 349, 42 U.S.C.
---

Sections 201, 300f), Toxic Substances Control Act (15 U.S.C. Section 2601 et
                                                                          --
seq.), Clean Air Act (42 U.S.C. Section 7401 et seq.), and Comprehensive
---                                          -- ---
Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601

et seq.).
-- ---

               "Expenses" shall mean all reasonable expenses incurred in
                --------
connection with investigating, defending or asserting any claim, action, suit or proceeding incident to any matter indemnified against under the terms of this Agreement (including court costs, court filing fees, arbitration fees or costs, witness fees, and reasonable fees and disbursements of legal counsel, investigators, expert witnesses, accountants and other professionals). "Expenses" do not include unallocated loss adjustment expenses of the Company and its Subsidiaries and Purchaser, including, without limitation, salaries of employees, rent and other internal overhead expenses.

               "Facilities" shall mean all  offices, warehouses, improvements,
                ----------
administration buildings, and all real property and related facilities which are identified or listed on Schedule 4.12.

               "Financial Statements" shall mean the Year-End Financial
                --------------------
Statements and the Interim Financial Statements, prepared in accordance with GAAP.

               "Fixtures and Equipment" shall mean all of the furniture,
                ----------------------
fixtures, furnishings, machinery, automobiles, trucks, spare parts, supplies, equipment, tooling, molds, patterns, dies and other tangible personal property owned by the Company or any of its Subsidiaries and used in connection with the Business, wherever located and including any such Fixtures and Equipment in the possession of any of agents or suppliers of the Company or any of its Subsidiaries.

               "GAAP" shall mean generally accepted accounting principles in the
                ----
United States of America, as in effect from time to time, consistently applied.

               "HSR Act" shall mean the Hart-Scott-Rodino Antitrust
                -------
Improvements Act of 1976, as amended, and the rules and regulations thereunder.

               "IBNR Reserves" shall mean both Pure IBNR Reserves and Bulk IBNR
                -------------
Reserves.

               "Insurance License" shall refer to any state or other
                -----------------
governmental license, permit or other authorization which is currently held by the Company or any of its Subsidiaries in a particular jurisdiction to transact one or more classes or lines of insurance in that jurisdiction.

               "Insurance Policies" shall mean the insurance policies related to
                ------------------
the Assets or Business listed on Schedule 4.22.

               "Insurance serves" shall mean the undiscounted dollar amounts
                ------------------
(net of reinsurance and estimated subrogation recoveries and salvage value realized) reserved for the payment of losses and loss adjustment expenses as established by the Company and which are reasonably adequate to cover the unpaid loss and loss adjustment expense obligations of the Company and each of its Subsidiaries for Claims under the policies or agreements which are in effect on or prior to the

Effective Date for which the Company or any of its Subsidiaries is an insurer or reinsurer, excluding those in connection with Mechanical Breakdown Products and the Ocean Marine Program. Insurance Reserves shall include Case Reserves and IBNR Reserves, and shall be determined using generally accepted actuarial methods and in accordance with the accounting principles set forth in paragraph 4 of Exhibit F attached hereto. Insurance Reserves at December 31, 2001 shall not be reduced by any estimates for subrogation recoveries or salvage value.

               "Interim Balance Sheet" shall mean the unaudited Balance Sheet
                ---------------------
dated the Interim Balance Sheet Date, prepared in accordance with GAAP. The Interim Balance Sheet shall include AFCC as a Subsidiary.

               "Interim Balance Sheet Date"  shall mean June 30, 1996.
                --------------------------

               "Interim Balance Sheet Date Insurance Reserves" shall mean the
                ---------------------------------------------
Insurance Reserves recorded in the Interim Balance Sheet.

               "Interim Financial Statements" shall mean the Interim Balance
                ----------------------------
Sheet and the unaudited consolidated statement of income for the period ended on the Interim Balance Sheet Date, prepared in accordance with GAAP. The Interim Financial Statements shall include AFCC as a Subsidiary.

               "KPMG" shall refer to the public accounting firm of KPMG Peat
                ----
Marwick or any successor organization.

               "Late Claim" shall mean a Claim reported to the Company or any
                ----------
of its Subsidiaries more than three (3) years after the Closing Date and prior to December 31, 2004.

               "Leases" shall mean all of the existing leases with respect to
                ------
the personal or real property of the Company and each of its Subsidiaries listed on Schedule 4.12.

               "Liabilities" shall mean any direct or indirect liability, loss
                -----------
reserves, indebtedness, obligation, commitment, expense, claim, deficiency, guaranty or endorsement of or by any person of any type, whether accrued, absolute, contingent, matured, unmatured or other.

               "Loss" or "Losses" shall mean any and all losses, costs, claims,
                ----      ------
demands, obligations, Liabilities, settlement payments, damages, lawsuits, awards, judgments, fines, penalties, expenses, deficiencies or other similar charges (whether or not arising out of third-party claims).

               "Loss-Event" shall mean an event, with a Date of Loss on or
                ----------
prior to the Effective Date, the occurrence of which is the basis for a Claim or an Ocean Marine Claim.

               "material adverse effect" or "material adverse change" shall mean
                -----------------------      -----------------------
with respect to any person or entity, a material adverse effect on the Business, Assets, liabilities, results of operations or financial condition of such person or entity.

               "Mechanical Breakdown Products" shall mean any policy, contract,
                -----------------------------
agreement, service contract, or warranty, pursuant to which the Company or its Subsidiaries provide benefits, coverage, service or warranties with respect to mechanical breakdown related services and products.

               "Mortgages" shall mean all deeds of trust, mortgages or other
                ---------
debt encumbrances on owned real property.

               "Ocean Marine Bulk IBNR Reserves" shall mean Ocean Marine
                -------------------------------
Insurance Reserves which have been established with respect to Ocean Marine Claims which arise out of policies for which the Company or any of its Subsidiaries is the insurer or reinsurer as a result of the occurrence of a Loss-Event and which equal, on an actuarial basis, the indicated deficiency in Ocean Marine Case Reserves.

               "Ocean Marine Case Reserves" shall mean Ocean Marine Insurance
                --------------------------
Reserves which have been established with respect to Ocean Marine Claims received by the Company and its Subsidiaries or an authorized agent of the Company or any of its Subsidiaries.

               "Ocean Marine Claim" shall mean a claim made by or on behalf of
                ------------------
the insured under policies or agreements of insurance for which the Company or any of its Subsidiaries is an insurer or reinsurer or otherwise obligated under the Ocean Marine Program, or under agreements of insurance under the Company's retrocession agreements with reinsurers, to recover insurance proceeds under any such policy or agreement based upon or arising out of a Loss-Event. "Ocean Marine Claim" shall also include any other claim by an insured, a third-party claimant or otherwise arising out of such policy or agreement, including, but not limited to, amounts that are due or may become due for extra-contractual obligations, judgments in excess of policy limits, bad faith and exemplary or punitive damages.

               "Ocean Marine Claim Payment" shall mean, with respect to
                --------------------------
any Ocean Marine Claim, the moneys paid by or on behalf of the Company and its Subsidiaries (net of any reinsurance recoveries, subrogation recoveries and salvage value realized) to satisfy such Ocean Marine Claim and to pay the costs and expenses (including reasonable attorneys' fees) incurred to administer, process, defend against and settle or otherwise satisfy such Ocean Marine Claim.

               "Ocean Marine IBNR Reserves" shall mean both Ocean Marine Pure
                --------------------------
IBNR Reserves and Ocean Marine Bulk IBNR Reserves.

               "Ocean Marine Insurance Reserves" shall mean the undiscounted
                -------------------------------
dollar amounts (net of reinsurance recoveries, estimated subrogation recoveries and salvage value realized) reserved for the payment of losses and loss adjustment expenses, as established by the Company and which are reasonably adequate to cover the unpaid loss and loss adjustment expense obligations of the Company and each of its Subsidiaries for Ocean Marine Claims under the policies or agreements for which the Company or any of its Subsidiaries is an insurer or reinsurer in connection with the Ocean Marine Program. Ocean Marine Insurance Reserves shall include Ocean Marine Case Reserves and Ocean Marine IBNR Reserves, and shall be determined using generally accepted actuarial methods and in accordance with the accounting principles set forth in paragraph 4 of Exhibit F attached hereto.

               "Ocean Marine Program" shall mean the ocean marine insurance
                --------------------
program operated by the Company under the management of Covenant Underwriters, Ltd., the Company's managing general agent for ocean marine insurance offered and issued by the Company pursuant to the Covenant Agreement, and administered by Continental Underwriters, Ltd. pursuant to the Continental Agreement, including all policies or agreements for ocean marine insurance in connection therewith for which the Company or any of its Subsidiaries is an insurer, reinsured or reinsurer.

               "Ocean Marine Pure IBNR Reserves" shall mean Ocean Marine
                -------------------------------
Insurance Reserves which have been established under the Ocean Marine Program with respect to losses which have been incurred by insureds of the Company or any of its subsidiaries as a result of the occurrence of a Loss-Event which has not been reported to the Company or any of its subsidiaries.

               "Office Lease" shall mean an office lease in the form of
                ------------
Exhibit C attached hereto, pursuant to which AFA shall lease office space to the Company and its Subsidiaries.

               "ordinary course of business" or "ordinary course" or any similar
                ---------------------------      ---------------
phrase shall mean the ordinary course of the Business and consistent with the past practice of the Company and its Subsidiaries.

               "Patents" shall mean all patents and patent applications and
                -------
registered design and registered design applications.

               "Permits" shall mean all Insurance Licenses, other licenses,
                -------
permits, franchises, approvals, authorizations, consents or orders of, or filings with, any governmental authority, whether foreign, federal, state or local, or any other person, necessary for the past, present or Seller's anticipated conduct of, or relating to the operation of the Business.

               "Permitted Encumbrances" shall mean (a) all statutory or other
                ----------------------
liens for Taxes or assets which are not yet due or delinquent or the validity of which are being contested in good faith by appropriate proceedings; (b) all mechanic's and materialmen's liens, and other similar liens imposed by law, incurred in the ordinary course of business; (c) all laws and governmental rules, regulations, ordinances and restrictions; (d) all leases, subleases, licenses, concessions or service contracts to which the Company or any of its Subsidiaries is a party; (e) all other liens, mortgages, covenants, imperfections in title, charges, easements, restrictions and other Encumbrances which do not materially detract from or materially interfere with the value or present use of the assets subject thereto or affected thereby.

               "Pro Forma Interim Balance Sheet"  shall mean the Balance Sheet
                -------------------------------
included in the Pro Forma Interim Financial Statements.

               "Pro Forma Interim Financial Statements" shall mean the Interim
                --------------------------------------
Financial Statements, as adjusted to take into account an assumed sale by the Company to Seller, on January 1, 1996, for book value, of all of the outstanding capital stock of AFCC as provided in Section 6.12, and the application of the accounting principles set forth on Exhibit F attached hereto.

               "Property" shall include all property and all other assets of any
                --------
nature including, without limitation, real and personal property, whether tangible or intangible, and claims, rights and choses in action.

               "Proprietary Rights" shall mean all of the Copyrights, Patents,
                ------------------
Trademarks, technology rights and licenses, computer software (including without limitation any source or object codes therefor or documentation relating thereto), trade secrets, franchises, know-how, inventions, designs, specifications, plans, drawings, and intellectual property rights of the Company and each of its Subsidiaries.

               "Purchaser" shall refer to Mercury General Corporation, a
                ---------
California corporation having its principal executive office at 4484 Wilshire Boulevard, Los Angeles, California.

               "Purchase Price"   shall mean the aggregate purchase price for
                --------------
the Shares set forth in Section 2.2, subject to adjustment as provided in
Section 2.4.

               "Purchaser's Knowledge" shall refer to the actual knowledge of
                ---------------------
individuals who, at the time of execution of this Agreement, are officers holding the position of Vice President or higher or directors of Purchaser.

               "Pure IBNR Reserves"   shall mean Insurance Reserves which have
                ------------------
been established with respect to losses which have been incurred by insureds of the Company or any of its Subsidiaries as a result of the occurrence of a Loss-Event which has not been reported to the Company or any of its Subsidiaries.

               "Regulation(s)" shall mean any laws, statutes, ordinances,
                -------------
regulations, rules, notice requirements, court decisions, agency guidelines, principles of law and orders of any foreign, federal, state or local government and any other governmental department or agency, including without limitation Environmental Laws, energy, motor vehicle safety, public utility, zoning, building and health codes, occupational safety and health and laws respecting employment practices, employee documentation, terms and conditions of employment and wages and hours.

               "Representative" shall mean any officer, director, principal,
                --------------
attorney, agent, employee, accountant or other representative.

               "Reserve Determination Date" shall mean December 31 of each year
                --------------------------
commencing December 31, 1996 and ending December 31, 2001.

               "Seller" shall refer to American Fidelity Corporation, a Nevada
                ------
corporation having its principal place of business at 2000 Classen Boulevard, Oklahoma City, Oklahoma.

               "Seller's Knowledge" shall refer to the actual knowledge of
                ------------------
individuals who, at the time of execution of this Agreement, are officers holding the position of Senior Vice President or higher or directors of Seller, the Company or any of its Subsidiaries, or Donna

DiBiaso (Actuary of the Company), Judy Garrison (Director Information Services), Tom Kordic (Director of Claims), Patricia Mullendore (Assistant Vice-President-Law of the Company), Dwight P. Tully (Director of Underwriting Services), Edward
E. Young (Chief Financial Officer/Treasurer of the Company) and Doran G. Merkley (former Director of Marketing).

               "Services Agreement" shall mean a services agreement between
                ------------------
Seller, AFA and the Company substantially in the form of Exhibit D attached hereto, pursuant to which Seller and AFA shall provide services to the Company and its Subsidiaries.

               "Shares" shall mean all of the outstanding shares of common stock
                ------
of the Company.

               "Statutory Statement" shall mean, with respect to any period, the
                -------------------
N.A.I.C. form of Statement of the Condition and Affairs for fire and casualty insurers prepared and filed by the Company or any of its Subsidiaries with the insurance department of the state of its domicile.

               "Subsidiary" shall mean (a) any corporation in an unbroken
                ----------
chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, (b) any partnership in which the Company is a general partner, or (c) any partnership in which the Company possesses a fifty percent (50%) or greater interest in the total capital or total income of such partnership; provided, however, that the term
                                     --------  -------
"Subsidiary" shall not include AFCC unless specifically referred to as included.

               "Tax" shall mean any federal, state, local, foreign or other tax,
                ---
levy, fee, assessment or other government charge, including without limitation income, estimated income, business, occupation, franchise, property, payroll, personal property, premium, sales, transfer, use, employment, commercial rent, occupancy, franchise or withholding taxes, including interest, penalties and any other additions in connection therewith.

               "Trademark License Agreements" shall mean the agreements, each
                ----------------------------
substantially in the form of Exhibit E attached hereto, pursuant to which Seller shall grant each of the Company, AMC and the Lloyd's Plan certain rights to use the name "American Fidelity."

               "Trademarks" shall mean registered trademarks, registered service
                ----------
marks, trademark and service mark applications and unregistered trademarks and service marks.

               "Warrants" shall mean (a) agreements, rights to subscribe
                --------
(including any preemptive rights), options, warrants, calls, commitments or rights of any character to purchase or otherwise acquire any common stock or other equity securities of the Company or any of its Subsidiaries, and (b) outstanding securities of the Company or any of its Subsidiaries that are convertible into or exchangeable for capital shares or other equity securities of the Company or any of its Subsidiaries.

               "Wire Transfer" shall mean the transfer by bank wire of
                -------------
immediately available funds to such bank account or accounts of the payee as the payee shall designate in writing to the payor.

               "Year-End Financial Statements" shall mean the audited
                -----------------------------
consolidated Balance Sheet of the Company dated December 31, 1995, and the related audited consolidated statements of income, stockholder's equity and cash flows for the year ended December 31, 1995, together with the notes thereto, each prepared in accordance with GAAP. The Year-End Financial Statements shall include AFCC as a Subsidiary.

          1.2  Other Defined Terms.  The following terms shall have the
               -------------------
meanings defined for such terms in the Sections set forth below:

          Term                                             Section
          ----                                             -------
          AAA                                               10.12
          Accounts Receivable                               4.9(b)
          AFCC                                              Recital A
          Agreed Adjustments                                9.9(b)
          Agreed Changes                                    2.4(c)(ii)
          Agreed Holdback Adjustment                        9.4(c)
          AMC                                               Recital A
          Benefit Arrangement                               4.20(a)
          Cimarron                                          Recital A
          Claims-Processing Standards                       9.5
          Closing                                           3.1
          COBRA                                             6.10(e)
          Company                                           Recital A
          Company Employees                                 6.10
          Confidential Information                          10.10
          Disputes                                          10.12
          Employee Plans                                    4.20(a)
          ERC                                               6.11
          ERISA                                             4.20(a)
          ERISA Affiliate                                   4.20(a)
          Final Holdback Accounting Report                  9.4(b)
          Flexible Benefit Plan                             6.10(e)
          Hazardous Materials                               4.23
          Holdback Amount                                   2.2(c)
          Indemnification Claim                             9.3(f)
          Indemnification Claim Notice                      9.3(f)
          Insurance Claim Payments                          2.4(a)(1)(A)
          Lloyd's Plan                                      4.5
          Mitsubishi                                        7.9
          Multiemployer Plan                                4.20(a)
          Multiemployer Welfare Plan                        4.20(a)
          Ocean Marine Agreed Changes                       9.8(c)
          Ocean Marine Settlement Report                    9.8(b)

          PBGC                                              4.20(a)
          Pension Plan                                      4.20(a)
          Preliminary Accounting Report                     9.10
          Preliminary Effective Date Balance Sheet          9.10
          Preliminary Holdback Accounting Report            9.4(a)
          Preliminary Report                                2.4(b)
          Purchase Price                                    2.4(b)
          Purchaser Indemnitees                             9.3(a)
          Purchaser's 401(k) Plan                           6.10(c)
          Remaining Reserve Amount                          2.4(a)(i)(B)
          Reserve Deficiency                                2.4(a)(ii)
          Reserve Redundancy                                2.4(a)(i)
          Retirement Plan                                   6.10
          Savings Plan                                      6.10
          Seller Indemnitees                                9.3(c)
          Seller's Report                                   9.6
          Shares                                            4.3
          Welfare Plan                                      4.20(a)

                                   ARTICLE II

                          PURCHASE AND SALE OF SHARES

          2.1  Transfer of Shares.
               ------------------

          Upon the terms and subject to the conditions of this Agreement, at the Closing, Purchaser shall purchase from Seller, and Seller shall sell to Purchaser, the Shares, and Seller shall deliver to Purchaser certificates representing the Shares duly endorsed to Purchaser or accompanied by duly executed stock powers so as to transfer and assign to Purchaser good and valid title to the Shares and to constitute Purchaser the sole beneficial and record shareholder of the Company.

          2.2  Purchase Price and Payment.
               --------------------------

          (a) The aggregate purchase price for the Shares shall be Thirty Four Million Seven Hundred Seventy Thousand Dollars ($34,770,000) (the "Purchase
                                                                   --------
Price").
-----

          (b) At the Closing, Purchaser shall pay to Seller by Wire Transfer a cash amount of Thirty Three Million Twenty Thousand Dollars ($33,020,000) and an additional amount equal to interest on the Purchase Price at a rate of five percent (5%) simple interest per annum calculated from the Effective Date to the Closing Date. The Purchase Price shall be subject to adjustment as provided in
Section 2.4.

          (c) The "Holdback Amount" shall be an amount equal to One Million
                   ---------------
Seven Hundred Fifty Thousand Dollars ($1,750,000) which Purchaser, at the Closing, shall retain pursuant to the provisions of Section 9.4 pending the determination of Seller's indemnification obligations, if any, as set forth in Sections 9.3(a) and (b).

          2.3  Closing Costs; Transfer Taxes.    Seller shall be responsible for
               -----------------------------
any documentary and transfer taxes and any sales, use or other taxes imposed by reason of the transfer of the Shares to Purchaser and any deficiency, interest or penalty asserted with respect thereto.

          2.4  Insurance Reserves.  Seller makes no representation or
               ------------------
warranty to Purchaser with respect to the adequacy of the Insurance Reserves because Seller and Purchaser agree to adjust the Purchase Price set forth in
Section 2.2 and, as provided in this Section 2.4, Purchaser and Seller agree that, regardless of whether there is any event requiring indemnification pursuant to Sections 9.3(a) or (b), Seller shall pay to Purchaser the amount of any and all deficiencies in the Effective Date Insurance Reserves, and Purchaser shall pay to Seller the amount of any redundancies in the Effective Date Insurance Reserves, as hereinafter provided. The determination of whether a deficiency or redundancy existed in the Effective Date Insurance Reserves shall be made initially as of December 31, 1996, and shall be determined annually thereafter in the same manner on each Reserve Determination Date.

               (a)  Insurance Reserves.
                    ------------------

                    (i) With respect to each Reserve Determination Date, in the event that the amount of the Company's Effective Date Insurance Reserves exceeds the sum of:

                        (A) the Claim Payments made by the Company and its Subsidiaries between the Effective Date and such Reserve Determination Date ("Insurance Claim Payments"), plus
  ------------------------    ----

                        (B) the amount of the Company's remaining Insurance Reserves as of such Reserve Determination Date, as determined by Purchaser (the "Remaining Reserve Amount"), plus or minus
 ------------------------    ----    -----

                        (C) any adjustments to the total amount of Insurance Claim Payments pursuant to Section 9.6, plus
                                        ----

                        (D) the amount of any redundancy as of a prior Reserve Determination Date with respect to which a payment was made by Purchaser pursuant to this Section 2.4(a)(i), minus
                                    -----

                        (E) the amount of any deficiency as of a prior Reserve Determination Date with respect to which a payment was made by Seller pursuant to Section 2.4(a)(ii),

the amount of such excess shall be deemed a "Reserve Redundancy." Purchaser shall pay to Seller, on or prior to the April 30 following each such Reserve Determination Date, the amount of the Reserve Redundancy calculated as of such Reserve Determination Date. In the event there exists on any such April 30 a dispute which has not been resolved pursuant to Section 2.4(c), payment shall be made promptly, but in no event more than two (2) business days, after the dispute has been resolved.

                    (ii) In the event that, with respect to each Reserve Determination Date, the amount of the Effective Date Insurance Reserves is less than the sum of:

                         (A) the Insurance Claim Payments, plus
                                                           ----

                         (B) the Remaining Reserve Amount, plus or minus
                                                           -------------

                         (C) any adjustments to the total amount of Insurance
Claim Payments pursuant to Section 9.6, plus
                                        ----

                         (D) the amount of any redundancy as of a prior Reserve
Determination Date with respect to which a payment was made by Purchaser pursuant to Section 2.4(a)(i), minus
                               -----

                         (E) the amount of any deficiency as of a prior Reserve
Determination Date with respect to which a payment was made by Seller pursuant to this Section 2.4(a)(ii),

the amount of such deficiency shall be deemed a "Reserve Deficiency." Seller shall pay to Purchaser, on or prior to the April 30 following each such Reserve Determination Date, the amount of the Reserve Deficiency calculated as of such Reserve Determination Date. In the event there exists on any such April 30 a dispute which has not been resolved pursuant to Section 2.4(c), payment shall be made promptly, but in no event more than two (2) business days, after the dispute has been resolved.

                    (iii) Prior to each Reserve Determination Date, Purchaser shall direct the Actuarial Firm selected by Purchaser to determine the Remaining Reserve Amount as of such next succeeding Reserve Determination Date, which determination shall be subject to dispute and redetermination as provided in
Section 2.4(c). The fees of the Actuarial Firm selected by Purchaser for this determination shall be paid by Purchaser.

                   (iv) After December 31, 2001, with respect to Late Claims reported to the Company or any of its Subsidiaries more than three (3) years after the Closing Date but prior to December 31, 2001, Seller shall reimburse Purchaser for the amount by which (i) any Claim Payments made with respect to any such Late Claim is greater than (ii) the Insurance Reserves for such Late Claim as of December 31, 2001, up to a maximum of One-Hundred Fifty Thousand Dollars ($150,000) for each such Late Claim; provided, however, Seller shall not
                                             --------  -------
be obligated to make any reimbursement for a Late Claim that remains outstanding at December 31, 2004. With respect to Late Claims reported after December 31, 2001, Seller shall reimburse Purchaser for the amount of any Claim Payments with respect to such Late Claim, up to a maximum of One-Hundred Fifty Thousand Dollars ($150,000) for each such Late Claim; provided, however, Seller shall not be obligated to make any reimbursement for a Late Claim that remains outstanding at December 31, 2004.

               (b) Preliminary Report.  Not later than the February 15
                   ------------------
following each Reserve Determination Date, Purchaser shall deliver to Seller a certificate (each such certificate being referred to as a "Preliminary Report")
                                                           ------------------
setting forth the determination of the Remaining

Reserve Amount by the Actuarial Firm selected by Purchaser pursuant to Section 2.4(a)(iii) and the Purchaser's determination of the Reserve Redundancy or Reserve Deficiency, as the case may be, determined in accordance with this
Section 2.4(b).

               (c) Resolution of Disputes.  If, with respect to each Reserve
                   ----------------------
Determination Date, the amount of such Reserve Redundancy or such Reserve Deficiency, as the case may be, exceeds Ten Thousand Dollars ($10,000), then:

                   (i) Following receipt of each Preliminary Report, Seller may review the same and, within thirty (30) days after the date of such receipt, may deliver to Purchaser a certificate setting forth any objections to the determination of any amounts set forth in the Preliminary Report, together with a summary of the reasons therefor and calculations which, in Seller's view, are necessary to eliminate such objections, to the extent the information necessary to make such calculations is reasonably available to Seller. If Seller does not object within such 30-day period, the determinations set forth in the Preliminary Report shall be final and binding on Purchaser and Seller. In preparing its objections, Seller may, but is not required to, consult with one of the two (2) remaining Actuarial Firms. The fees of the Actuarial Firm selected by Seller for this consultation and the preparation of Seller's objections to the Preliminary Report shall be paid by Seller.

                   (ii) If Seller timely objects within such 30-day period, Purchaser and Seller shall use their respective reasonable best efforts to resolve within thirty (30) days after such timely objection by written agreement (the "Agreed Changes") any differences as to the determinations set forth in
      --------------
the Preliminary Report. If Seller and Purchaser so resolve any such differences, the determinations set forth in the Preliminary Report, as adjusted by the Agreed Changes, shall be final and binding on Purchaser and Seller.

                   (iii) If any objections timely raised by Seller are not resolved by the Agreed Changes within the 30-day period contemplated in this Subsection 2.4(c), then Purchaser and Seller shall submit the objections that are then unresolved to the remaining Actuarial Firm, or one of the two (2) remaining Actuarial Firms in the event Seller does not consult with an Actuarial Firm pursuant to Section 2.4(c)(i). Such remaining Actuarial Firm shall be directed by Purchaser and Seller to seek to resolve the unresolved objections as promptly as reasonably practicable and to deliver written notice to each of Purchaser and Seller setting forth its resolution of the disputed matters. The determinations set forth in the Preliminary Report as adjusted by the Agreed Changes and by the resolution of such objections by the remaining Actuarial Firm selected pursuant to this Section 2.4(c)(iii) shall be final and binding on the parties.

                   (iv) Upon request by Seller, Purchaser shall promptly provide to Seller verification of the amount of the Claim Payments. Seller may raise objections to the propriety of such Claim Payments only in accordance with
Section 9.6.

               (d) No Further Discussion of Disputes.  If, with respect to each
                   ---------------------------------
Reserve Determination Date, the amount of such Reserve Redundancy or such Reserve Deficiency, as the case may be, set forth in the Preliminary Report is equal to or less than Ten Thousand Dollars ($10,000), then the Reserve Deficiency or the Reserve Redundancy, as the case may be, set forth in the Preliminary Report shall be final, binding and conclusive on the parties.

          (e) Books and Records.  The parties hereto shall make available to
              -----------------
Purchaser, Seller (and their respective Representatives) and, if applicable, the Actuarial Firm, such books, records and other information (including work papers) as any of the foregoing may reasonably request to prepare to review any Preliminary Report or any matters submitted to the Actuarial Firm.

          (f) Costs and Fees.  The reasonable fees and expenses of the Actuarial
              --------------
Firm utilized to resolve disputes under Section 2.4(c)(iii) shall be paid fifty percent (50%) by Purchaser and fifty percent (50%) by Seller. Any fees and expenses payable by Seller pursuant to this Section 2.4(f), at the election of Purchaser, to the extent available, may be paid and set-off from any amounts otherwise payable to Seller pursuant to this Section 2.4.

                                  ARTICLE III

                                    CLOSING
                                    -------

          3.1  Closing.  Upon the terms and subject to the conditions set forth
               -------
herein, and subject to Section 10.1(a), the Closing of the transactions contemplated herein (the "Closing") shall be held at 10:00 a.m. local time on
                          -------
the Closing Date at the offices of McAfee & Taft A Professional Corporation, 211 North Robinson, Suite 1000, Oklahoma City, Oklahoma, unless the parties hereto otherwise agree.

          3.2  Deliveries at Closing.
               ---------------------

          (a) Stock Certificates.  To effect the purchase of the Shares,  Selle
              ------------------
shall, on the Closing Date, deliver to Purchaser certificates(s) evidencing all of the issued and outstanding shares of common stock of the Company, free and clear of any Encumbrances of any nature whatsoever, duly endorsed in blank for transfer or accompanied by stock powers duly executed in blank, together with evidence of the payment of any applicable stock transfer taxes.

          (b) Certificates; Opinions.  At the Closing, Seller and Purchaser
              ----------------------
shall deliver the certificates, opinions of counsel and other items described in Articles VII and VIII.

          (c) Ancillary Agreements.  At the Closing, and upon the terms and
              --------------------
subject to the conditions contained herein, Purchaser and Seller shall, and Seller shall cause the Company, each of its Subsidiaries and Cameron Enterprises to, execute and deliver each of the Ancillary Agreements to which it is a party.

          3.3    Other Closing Transactions.
                 --------------------------

          (a) Payment of Purchase Price.  At the Closing, Purchaser shall
              -------------------------
deliver to Seller the Purchase Price as provided in Section 2.2.

          (b) Section 338(h)(10) Election.  Seller and Purchaser shall each
              ---------------------------
execute and Purchaser shall deliver to Seller an election pursuant to Section 338(h)(10) of the Code with respect to the Company and its Subsidiaries so that the Company shall be treated as a member of the selling consolidated group. Seller shall be authorized to cause such election to be filed with the Internal Revenue Service.

          (c) Payment for Personal Property.  At the Closing, Purchaser shall,
              -----------------------------
or shall cause the Company to, deliver to Seller an amount in cash equal to the price of the personal property conveyed to the Company pursuant to the Bills of Sale.

          (d) Other Closing Transactions.  At the Closing, each of the parties
              --------------------------
shall take such other actions required hereby to be performed by it prior to or on the Closing Date, including, without limitation, satisfying the conditions set forth in Articles VII and VIII.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------

          Seller hereby represents and warrants to Purchaser as follows, except as otherwise set forth on the Disclosure Schedule, which representations and warranties are, as of the date hereof, and will be, as of the Closing Date, true and correct:

          4.1  Organization, Authorization and Execution of Seller.  Seller is
               ---------------------------------------------------
a corporation duly organized, validly existing and in good standing under the
laws of the State of Nevada.   Seller has all necessary corporate power and
authority and, prior to the Closing, will have taken all corporate action necessary to execute and deliver this Agreement and the Ancillary Agreements, to consummate the transactions contemplated hereby and to perform its obligations hereunder and thereunder, and no other proceedings on the part of Seller are necessary to authorize this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by Seller and is a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except as such enforceability may be limited by the Bankruptcy Exception. Copies of the Articles of Incorporation and Bylaws of Seller, and all amendments thereto, heretofore delivered to Purchaser are accurate and complete as of the date hereof.

          4.2  Organization of the Company.  The Company is a corporation duly
               ---------------------------
organized, validly existing and in good standing under the laws of the State of Oklahoma, has full corporate power and authority to conduct its business as it is presently being conducted and to own and lease its properties and Assets. Except as set forth on Schedule 4.2, the Company has duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, and the failure to so qualify in any such jurisdiction so listed on Schedule 4.2 will not result in any liability to the Company. Copies of the Certificate of Incorporation and Bylaws of the Company, and all amendments thereto, heretofore delivered to Purchaser are accurate and complete as of the date hereof. Schedule 4.2 contains a true, correct and complete list of all jurisdictions in which the Company is qualified to do business as a foreign corporation.

          4.3  Capitalization of the Company.  The authorized capital stock of
               -----------------------------
the Company consists of three-hundred thousand (300,000) shares of common stock, $15 par value per share, of which two-hundred fifty thousand (250,000) shares (the "Shares") are issued and
      ------
outstanding and none of which are held in the Company's treasury. All of the Shares are validly issued, fully paid and non-assessable, and are owned by Seller free and clear of all Encumbrances. There are no Warrants with respect to the equity securities of the Company. The Company has no commitments or obligations to purchase or redeem any of the Shares.

          4.4  Subsidiaries.  The only Subsidiaries of the Company are those set
               ------------
forth in Schedule 4.4. Other than the Subsidiaries and the Company's interest in the Lloyd's Plan (as defined below), the Company has no direct or indirect stock or other equity or ownership interest (whether controlling or not) in any corporation, association, partnership, joint venture or other entity. Each of the Subsidiaries listed on Schedule 4.4 is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction identified on
Schedule 4.4, has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own and lease its properties and Assets. No corporate proceedings on the part of any Subsidiary are necessary to authorize this Agreement or the transactions contemplated hereby, or to permit Seller to enter into this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder. Schedule 4.4 contains a true, correct and complete list of all jurisdictions in which each Subsidiary is qualified to do business as a foreign corporation. Except as set forth on Schedule 4.4, each of the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, and the failure to so qualify in any such jurisdiction so listed on Schedule 4.4 will not result in any liability to such Subsidiary. Copies of the Certificate or Articles of Incorporation and Bylaws of each Subsidiary heretofore delivered to Purchaser are accurate and complete.
Schedule 4.4 sets forth a description of all of the issued and outstanding equity securities of each of the Subsidiaries. Except as set forth in Schedule 4.4, the Company owns of record and beneficially all of the issued and outstanding capital stock of each Subsidiary free and clear of any Encumbrances. There are no Warrants with respect to the equity securities of any Subsidiary.

          4.5  Lloyd's Plan. American Fidelity Lloyd's Insurance Company (the
               ------------
"Lloyd's Plan") is a "Lloyd's" plan insurer duly organized, validly existing and
-------------
in good standing as an entity under the insurance laws of the State of Texas, has full power and authority to conduct its business by and through its attorney-in-fact as it is presently being conducted and to own and lease its properties and Assets. AMC has been duly designated and appointed attorney-in-fact by and for each of the underwriters of the Lloyd's Plan under a power of attorney duly executed by each of such underwriters. Copies of the Articles of Agreement of the Lloyd's Plan, and all amendments thereto, together with the powers of attorney, heretofore delivered to Purchaser, are accurate and complete as of the date hereof. The Lloyd's Plan and AMC, as attorney-in-fact, hold a valid certificate of authority issued pursuant to Article 18.04 of the Texas Insurance Code to transact those lines of insurance business set forth on
Schedule 4.6. AMC has filed with the appropriate regulatory authorities all bonds and other documents required for the safekeeping of assets of a Lloyd's plan.

          4.6  Insurance Licenses and Other Permits. (a) Schedule 4.6 sets forth
               ------------------------------------
separately with respect to the Company and each Subsidiary (i) each jurisdiction in which the Company or any of its Subsidiaries holds an outstanding Insurance License to transact one or more lines or classes of property and casualty insurance, (ii) the date of issuance and the scheduled expiration date of each such license, and (iii) a description of the scope and lines of insurance covered by each such license. Except as set forth on Schedule 4.6, (i) each such license is valid and in full force and effect, (ii) the authority of the Company or any of its Subsidiaries to write the lines and classes of insurance set forth under each such license is unrestricted (except as limited by law or regulation), (iii) neither the Company nor any of its Subsidiaries is a party to any agreement or arrangement with any governmental regulatory official limiting the Company's or any of its Subsidiaries' ability to make full use of any such license, (iv) there is no pending application or other document that would modify or amend any such license, and (v) to Seller's Knowledge, each such Insurance License is renewable at its expiration in the ordinary course of business by the payment of the standard fee. Except as set forth on Schedule 4.6, neither the Company nor any of its Subsidiaries has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any Insurance License or otherwise impose any limitation on the conduct of the business of the Company or any of its Subsidiaries, and to Seller's Knowledge, there is no sustainable basis for any such suspension, revocation or limitation. Schedule
4.6 also sets forth each jurisdiction in which the Company or any of its Subsidiaries has an application for an Insurance License pending and the nature of the license requested, and no such application has been denied, refused or withdrawn by the Company or any of its Subsidiaries since January 1, 1995.
Schedule 4.6 sets forth all pending examinations by any governmental authority having jurisdiction to regulate the insurance operations of the Company or any of its Subsidiaries and all such examinations completed since 1991 with respect to the Company and each of such Subsidiaries subject to such examinations.

          (a) Schedule 4.6 sets forth a complete list of all Permits, other than Insurance Licenses, used in the operation of the Business or otherwise held by the Company or any of its Subsidiaries.

          (b) The Company and each of its Subsidiaries currently has all Permits reasonably required under any Regulation in the operation of its Business or in the ownership of the Assets, and owns or possesses such Permits free and clear of all Encumbrances. Neither the Company nor any of its Subsidiaries is in Default with respect to any such Permit, nor has it received any notice of any claim of Default. Except as otherwise governed by law, all such Permits are renewable by their terms or in the ordinary course of business without the need to comply with any special qualification procedures or to pay any amounts other than routine filing fees. No present or former shareholder, director, officer or employee of the Company or any of its Subsidiaries or any Affiliate thereof, or any other person, firm, corporation or other entity, owns or has any proprietary, financial or other interest (direct or indirect) in any Permit which the Company or any of its Subsidiaries owns, possesses or uses.

          4.7  Financial Statements.
               --------------------

          (a) Seller has heretofore delivered to Purchaser the Financial Statements identified as Schedule 4.7. The Financial Statements (i) are in accordance with the Books and Records of the Company and each of its Subsidiaries, (ii) have been prepared in accordance with GAAP, and (iii) fairly and accurately present the consolidated assets, liabilities (including all reserves) and financial position of the Company as of the respective dates thereof and the consolidated results of operations and, in the case of the Year-End Financial Statements, changes in cash flows for the periods then ended. The Year-End Financial Statements have been examined by KPMG, independent certified public accountants, whose report thereon is included with such Year-End Financial Statements.

          (b) Seller has heretofore delivered to Purchaser the Pro Forma Interim Financial Statements, showing all consolidating adjustments made to the Interim Financial Statements to reflect the sale of the stock of AFCC to Seller at January 1, 1996, and the application of the accounting principles set forth in Exhibit F attached hereto. The Pro Forma Interim Financial Statements (i) set forth all consolidating adjustments made from the Interim Financial Statements and the assumptions used with respect to such adjustments, and (ii) fairly and accurately present, in all material respects, the consolidated assets, liabilities (including all reserves) and financial position of the Company and its Subsidiaries as of the respective dates theretofore and the consolidated results of operations for the period ended June 30, 1996.

          (c) Seller has heretofore delivered to Purchaser true and complete copies of the consolidated Statutory Statements of the Company, Cimarron and the Lloyd's Plan for the years ended December 31, 1993, 1994, and 1995, together with notes thereto and the reports of KPMG thereon, which have been examined by KPMG under statutory accounting principles and are true and correct in accordance with such accounting principles, and individual Statutory Statements for each of the Company, Cimarron and the Lloyd's Plan for the quarterly period ended June 30, 1996. Such Statutory Statements have been prepared in accordance with accounting practices prescribed or permitted by insurance regulatory authority of the state of domicile of each such company on a consistent basis or in accordance with all applicable N.A.I.C. guidelines.

          (d) Seller has heretofore delivered to Purchaser true and complete copies of (i) all actuarial certifications relating to loss reserves of the Company and each of its Subsidiaries since January 1, 1993, and (ii) all reports prepared by actuaries of the Company and each of its Subsidiaries and independent actuaries relating to loss reserves and other financial reserves of the Company or any of its Subsidiaries since January 1, 1993.

          4.8  Liabilities.  Except as set forth on Schedule 4.8, neither the
               -----------
Company nor any of its Subsidiaries has any Liabilities due or to become due, except (a) Liabilities which are set forth or reserved for on the Pro Forma Interim Balance Sheet or described in the notes thereto which have not been paid or discharged since the Pro Forma Interim Balance Sheet Date, (b) Liabilities arising in the ordinary course of business under Contracts, Leases, Permits and other business arrangements described in the Disclosure Schedule (and under those Contracts, Leases and Permits which are not required to be disclosed on the Disclosure Schedule), and (c) Liabilities incurred since the Pro Forma Interim Balance Sheet Date in the ordinary course of business and in accordance with this Agreement, and none of which, individually or in the aggregate, has or would have a material adverse effect on the Business or the consolidated stockholder's equity of the Company or any of its Subsidiaries under GAAP.

          4.9  Accounts Receivable; Notes Receivable; Mortgages; Other Amounts
               ---------------------------------------------------------------
Receivable
----------

          (a) Except as set forth on Schedule 4.9, the accounts receivable of the Company and each of its Subsidiaries reflected on the Interim Balance Sheet and receivables arising since the Interim Balance Sheet Date and on or prior to the date hereof, represent bona fide claims against the respective account debtors and, to Seller's Knowledge, all the products delivered and services performed that gave rise to said accounts were delivered or performed in accordance with the applicable orders, Contracts or customer requirements. All accounts receivable (including accrued investment income reflected on the Interim Balance Sheet), notes receivable, mortgage loans (for which the Company or its Subsidiaries is the lender) and other amounts receivable of the Company and each of its Subsidiaries reflected on the Interim Balance Sheet, shall be subject to no defenses, counterclaims or rights of setoff. Schedule 4.9 sets forth a complete and accurate list of all such notes receivable and mortgage loans (for which the Company or any of its Subsidiaries is the lender), together with the balances outstanding as of the Interim Balance Sheet Date.

          (b) At least eighty-five percent (85%) of the aggregate unpaid principal amount of the accounts receivable (including accrued investment income) of the Company and its Subsidiaries to be reflected on the Effective Date Balance Sheet (the "Accounts Receivable") shall be fully collectible in the
                         -------------------
ordinary course of business without cost to the Company, its Subsidiaries or the Purchaser in connection with such efforts. For purposes of this Section 4.9(b), the term "Accounts Receivable" does not include, and no representation or warranty is made with respect to the collectibility, with or without cost, of the following:

          (i) Accounts receivable attributable to billings for premiums due directly from insureds, including assigned risk premiums, which involve policy cancellation rather than collection if not paid when due, but only to the extent that the amount of any such account receivable is offset upon cancellation by the unearned premium established for such account;

          (ii) Accounts receivable owed to the Company or any of its subsidiaries by account debtors, the collection of which has been classified by the Company prior to the Effective Date as doubtful and which accounts receivable shall be included in the Company's allowance for doubtful accounts included in the Effective Date Balance Sheet; provided, however, that the
                                              --------  -------
aggregate amount of such allowance for doubtful accounts on the Effective Date Balance Sheet may not exceed the amount of the provision for those doubtful accounts included in the Interim Balance Sheet which remain outstanding at the date of the Effective Date Balance Sheet, plus any account that subsequent to the date of the Interim Balance Sheet becomes more than ninety (90) days past due from the payment date for such account;

          (iii) Accounts receivable and other amounts owed to the Company and its Subsidiaries by reinsurers under reinsurance policies, treaties and agreements to which any of the Company and its Subsidiaries is a party and which are classified as "reinsurance receivables on unpaid losses" and included in the Insurance Reserves in the Pro Forma Interim Balance Sheet; and

          (iv) Accounts receivable, to the extent the collectibility of which is secured by one or more letters of credit issued by banks and other financial institutions for the benefit of the Company or any of its Subsidiaries; unless, and to the extent, the issuer of such letter of credit fails or refuses to honor a draw thereunder.

          4.10 Books and Records.  The Company and each of its Subsidiaries have
               -----------------
made and kept (and given Purchaser access to) Books and Records and accounts, which, in reasonable detail, accurately and fairly reflect the activities of the Company and such Subsidiary. The minute books of the Company and each of its Subsidiaries previously delivered to Purchaser accurately and adequately reflect all action previously taken by the shareholders, board of directors and committees of the board of directors of the Company and each such Subsidiary. The copies of the stock book records of the Company and each of its Subsidiaries previously delivered to Purchaser are true, correct and complete, and accurately reflect changes in record ownership effected in the Company's and each such Subsidiary's stock through and including the date hereof. Neither the Company nor any of its Subsidiaries has engaged in any transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company or such Subsidiary.

          4.11 Absence of Certain Changes or Events.  Except as set forth on
               ------------------------------------
Schedule 4.11, since the Interim Balance Sheet Date, there has not been any:

          (a) actual or, to Seller's Knowledge, threatened adverse change in the financial condition, working capital, shareholders' equity, Assets, Liabilities, reserves, revenues, earnings or Business of the Company or any of its Subsidiaries, as determined under either GAAP or statutory accounting principles;

          (b) change in accounting methods, principles or practices by the Company or any of its Subsidiaries;

          (c) revaluation by the Company or any of its Subsidiaries of any material amount of the Assets, including, without limitation, writing off notes or accounts receivable;

          (d) damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the Assets or the Business;

          (e) cancellation of any indebtedness or waiver or release of any right or claim of the Company or any of its Subsidiaries relating to its activities or properties which had or will have an adverse effect on the Assets or the Business;

          (f) declaration, setting aside, or payment of dividends or distributions by the Company in respect of the Shares or any redemption, purchase or other acquisition of any of the Company's securities;

          (g) increase in the rate of compensation payable or to become payable by the Company or any of its Subsidiaries to any director, officer or other employee of the Company or any of its Subsidiaries, including, without limitation, the making of any loan to, or the payment, grant or accrual of any bonus, incentive compensation, service award or other similar benefit to, any such person, or the addition to, modification of, or contribution to any Employee Plan, arrangement, or practice described in the Disclosure Schedule other than (i) increases in rates of compensation and contributions made in accordance with the normal practices of the Company or any of its Subsidiaries or (ii) the extension of coverage to others who become eligible after the Interim Balance Sheet Date;

          (h) adverse change in employee relations which has or is reasonably likely to have a material adverse effect on the productivity, the financial condition, results of operations or Business of the Company or any of its Subsidiaries, or the relationships between the employees of the Company or any of its Subsidiaries and the management of the Company or such Subsidiary, respectively;

          (i) amendment, cancellation or termination of any Contract, commitment, agreement, Lease, transaction or Permit relating to the Assets or the Business or entry into any Contract, commitment, agreement, Lease, transaction or Permit which is not in the ordinary course of business, including, without limitation, any employment or consulting agreements;

          (j) mortgage, pledge or other encumbrance of any Assets, except purchase money mortgages arising in the ordinary course of business;

          (k) sale, assignment or transfer of any of the Assets of the Company or any of its Subsidiaries, other than in the ordinary course of business;

          (l) incurrence of indebtedness by the Company or any of its Subsidiaries for borrowed money or commitment to borrow money entered into by the Company or any of its Subsidiaries, or loans made or agreed to be made by the Company or any of its Subsidiaries, or indebtedness guaranteed by the Company or any of its Subsidiaries;

          (m) incurrence by the Company or any of its Subsidiaries of Liabilities, except Liabilities incurred in the ordinary course of business, or any change in any assumption underlying methods of calculating any reserves of the Company or any of its Subsidiaries, except as provided in Exhibit F and any of the Schedules to this Agreement;

          (n) payment, discharge or satisfaction of any Liabilities of the Company or any of its Subsidiaries, other than payment, discharge or satisfaction in the ordinary course of business, of Liabilities set forth or reserved for on the Interim Financial Statements or incurred in the ordinary course of business;

          (o) capital expenditure, the execution of any Lease or the incurring of any obligation by the Company or any of its Subsidiaries to make any capital expenditure or execute any Lease;

          (p) failure to pay or satisfy when due any Liability of the Company or any of its Subsidiaries, except where the failure would not have a material adverse effect on the Business;

          (q) failure of the Company or any of its Subsidiaries to carry on diligently the Business in the ordinary course so as to keep available to Purchaser the services of the Company's or any of its Subsidiaries' employees, and to preserve for Purchaser the Assets and the Business and the goodwill of the Company's and each of its Subsidiaries' suppliers, customers, distributors and others having business relations with it;

          (r) disposition or lapsing of any Proprietary Rights or any disposition or disclosure to any person of any Proprietary Rights not theretofore a matter of public knowledge;

          (s) existence of any other event or condition which in any one case or in the aggregate has or might reasonably be expected to have a material adverse effect on the Business; or

          (t) agreement (written or oral) by the Company or a Subsidiary to do any of the things described in the preceding clauses (a) through (s) other than as expressly provided for herein.

          4.12 Assets.  Except as set forth on Schedule 4.12, the Company and
               ------
each of its Subsidiaries have, and, upon the consummation of the transactions contemplated hereby, will continue to have, good title to or a valid leasehold interest in, all Assets reflected on the Interim Balance Sheet, and with respect to any real property constituting a portion of such Assets, good and marketable fee simple title to such real property, in each case free and clear of all Encumbrances (other than Permitted Encumbrances in the case of personal property). Schedule 4.12 contains a complete and accurate list of all improved or unimproved real property owned or leased by the Company or any of its Subsidiaries showing the location and use thereof and a list of each office or other facility maintained by the Company or any of its Subsidiaries showing the location and use thereof. The Company and each of its Subsidiaries enjoy peaceful and undisturbed possession of all Facilities, and except as set forth on Schedule 4.12, such Facilities are not subject to any Encumbrances, including any encroachments, building or use restrictions, exceptions, reservations or limitations. There are no pending or, to Seller's Knowledge, threatened condemnation proceedings relating to any of the Facilities. The Facilities, Fixtures and Equipment and other tangible Assets owned, leased or used by the Company and each of its Subsidiaries in the conduct of their respective businesses are structurally sound with no known material defects, are in good operating condition and repair, subject to ordinary wear and tear, are adequate for the uses to which they are being put and, together with all other Assets owned, leased or used by the Company and each of its Subsidiaries, are adequate for the operation of the Business as it has been conducted by the Company and its Subsidiaries prior to the Closing Date. None of such Facilities, Fixtures and Equipment or Assets is in need of maintenance or repairs except for ordinary, routine maintenance and repairs. Except as set forth on Schedule 4.12, each of the Company and its Subsidiaries have a valid leasehold interest in all of the Assets that are leased by it, free and clear of all Encumbrances.
Schedule 4.12 sets forth a list of Leases (including subleases) of personal property and all Leases (including subleases) of real property, in each case to which the Company or any of its Subsidiaries is a party, whether as lessor, lessee, guarantor or otherwise, or by which any of them or their respective properties or Assets are bound, or which otherwise relate to the operation of their respective businesses. Schedule 4.12 indicates with respect to each Lease listed thereon (i) the date of each amendment, if any, and (ii) the term, rent for each remaining year of the lease term, and renewal options (and rent during renewal options), options to purchase, termination rights and puts, a general description of the leased items, and with respect to Leases of real property, the number of square feet leased. Each of the Company and its Subsidiaries has in all material respects performed all obligations required to be performed by it with respect to (y) all Assets leased by it (whether as lessor or lessee) and (z) all Leases of the Facilities. Except as set forth on Schedule 4.12, there exists no Default on the part of the Company or any of its Subsidiaries under any Lease. To Seller's Knowledge, there is no Default on the part of any other party to any Lease. Subject to the Bankruptcy Exception, and except as set forth on Schedule 4.12, the Leases are valid, binding and enforceable in accordance with their respective terms and are in full force and effect, and assuming all consents required by the terms thereof or applicable law have been obtained, the Leases will continue to be valid, binding and enforceable in accordance with their respective terms and in full force and effect immediately following the consummation of the transactions contemplated hereby. Seller has delivered to Purchaser, or otherwise made available to Purchaser, originals or true copies of all Leases, as amended, and has made available for review all related files.

          4.13 Contracts and Commitments.
               -------------------------

          (a) Contracts.  Schedule 4.13 sets forth a complete and accurate list
              ---------
of all material Contracts of the following categories:

          (i) Contracts not made in the ordinary course of business;

          (ii) Forms of contracts with insurance agents;

          (iii) Reinsurance treaties, contracts or arrangements, either as the ceding company or the assuming company, covering current policy years or prior policy years for which some obligation remains outstanding on the part of the Company or any of its Subsidiaries;

          (iv) Structured settlement annuities, and related settlement agreements, for which the Company or any of its Subsidiaries that is a party to the transaction does not have a full release from further liability or obligation;

          (v) Insurance policy and service contract forms on a group or individual basis for each line of insurance offered by the Company or any of its Subsidiaries;

          (vi) Premium finance contract forms used by the Company or any of its Subsidiaries;

          (vii) Contracts with third parties to provide insurance products or services to any group or classifications of insureds;

          (viii) Contracts with third parties to provide management, administration, underwriting, risk management, claims, repair or other insurance services to the Company or any of its Subsidiaries or for the Company or any of its Subsidiaries to provide any such services to others;

          (ix) Contracts to which AMC is a party relating to organization, ownership or operation of the Lloyd's Plan;

          (x) Employment contracts and severance agreements, including without limitation Contracts (A) to employ or terminate executive officers or other personnel and other contracts with present officers or directors of the Company or any of its Subsidiaries or (B) that will result in the payment by, or the creation of any Liability to pay on behalf of the Company or any of its Subsidiaries or Purchaser any severance, termination, "golden parachute," or other similar payments to any present or former personnel following termination of employment or otherwise as a result of the consummation of the transactions contemplated by this Agreement;

          (xi) Labor or union contracts;

          (xii) Distribution, franchise, license, technical assistance, sales, commission, consulting, agency or advertising contracts related to the Assets or the Business and which are not cancelable (without Liability) on thirty (30) calendar days' notice;

          (xiii) Options with respect to any property, real or personal, whether the Company or any of its Subsidiaries shall be the grantor or grantee thereunder;

          (xiv) Contracts involving future expenditures or Liabilities, actual or potential, except those Contracts which in the aggregate involve future expenditures or Liabilities of less than Fifty Thousand Dollars ($50,000), or that are otherwise material to the Business or the Assets, and which are not cancelable (without Liability) on thirty (30) calendar days' notice;

          (xv) Contracts or commitments relating to commission arrangements with others, other than agreements with insurance agents;

          (xvi) Promissory notes, loans, agreements, indentures, evidences of indebtedness, letters of credit, guarantees, or other instruments relating to an obligation to pay money (except those which in the aggregate relate to an obligation to pay Fifty Thousand Dollars ($50,000) or less, whether the Company or any of its Subsidiaries shall be the borrower, lender or guarantor thereunder or whereby any Assets are pledged (excluding credit provided by the Company or any of its Subsidiaries in the ordinary course of business to purchasers of its insurance products);

          (xvii) Contracts containing covenants limiting the freedom of the Company or any of its Subsidiaries, or any officer, director, shareholder or Affiliate of the Company or any of its Subsidiaries, to engage in any line of business or compete with any person;

          (xviii) Any Contract with an Affiliate not otherwise disclosed on
Schedule 4.13.

Seller has delivered to Purchaser true, correct and complete copies of all of the Contracts or forms listed on Schedule 4.13, including all amendments and supplements thereto.

          (b) Absence of Breaches and Defaults.  Subject to the Bankruptcy
              --------------------------------
Exception, all of the Contracts and material Leases to which the Company or any of its

Subsidiaries is a party or by which it or any of the material Assets is bound or affected are valid, binding and enforceable in accordance with their terms. The Company and each of its Subsidiaries has fulfilled, or taken all action necessary to enable it to fulfill when due, all of its material obligations under each of such Contracts and material Leases to which it is a party. To Seller's Knowledge, or except as set forth on Schedule 4.12, all parties to such Contracts and Leases have complied in all material respects with the provisions thereof, no party is in Default thereunder and no notice of any claim of Default has been given to the Company or any of its Subsidiaries or to Seller. With respect to any material Lease, neither the Company or any of its Subsidiaries or Seller has received any notice of cancellation or termination under any option or right reserved to the lessor, or any notice of Default.

          4.14 No Conflict or Violation.  Except as set forth on Schedule 4.14,
               ------------------------
neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby will result in (a) a violation of or a conflict with any provision of the Certificate or Articles of Incorporation or Bylaws of the Company or any of its Subsidiaries, (b) a breach of, or a Default under, or the creation of any right of any party to accelerate, terminate or cancel, any Contract, Permit, authorization or concession to which the Company or any of its Subsidiaries is a party or by which any of the Assets of the Company or any of its Subsidiaries are bound, (c) a violation by the Company or any of its Subsidiaries of any Regulation or Court Order which would have a material adverse effect on the Company or any of its Subsidiaries, or (d) an imposition of any material Encumbrance, restriction or charge on the Business of the Company or any of its Subsidiaries or on any of the Assets of the Company or any of its Subsidiaries.

          4.15 Consents and Approvals.  Except pursuant to applicable
               ----------------------
requirements of the HSR Act or with respect to matters set forth on Schedule 4.15, no consent, approval or authorization of, permit from, or declaration, filing or registration with, any governmental or regulatory authority, or any other person or entity, is required to be made or obtained by Seller, the Company or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

          4.16 Litigation.  Except as set forth on Schedule 4.16, there are no
               ----------
Actions pending, or to Seller's Knowledge, threatened or anticipated which, if adversely decided, would, individually or in the aggregate, directly or indirectly have a material adverse effect on the Company or any of its Subsidiaries, or would prevent or delay the transactions contemplated by this Agreement or otherwise prevent Seller from performing its obligations under this Agreement, nor is there any outstanding judgment, decree, or injunction or, to Seller's Knowledge, any statute, rule or order of any domestic or foreign court, governmental department, commission or agency which has or will have, individually or in the aggregate, any such material adverse effect.

          4.17 Labor Matters.  No employees of the Company or any of its
               -------------
Subsidiaries are represented by any labor organization, and, as of the date hereof, no labor organization or group of employees of the Company or any of its Subsidiaries has made a demand for recognition, has filed a petition seeking a representation proceeding or given the Company notice of any intention to hold an election of a collective bargaining representative. There is no strike, work stoppage or labor disturbance pending or, to the best knowledge of the Company, threatened, which involves any employees of the Company or any of its Subsidiaries. No material claims are presently pending or, to Seller's Knowledge, threatened against the Company or any of its

Subsidiaries no material claims by any governmental authority, labor organization, or employee alleging that the Company or any such Subsidiary has violated any applicable laws respecting employment practices. Seller has no reason to believe that the Company or any of its Subsidiaries is not in compliance in all material respects with their obligations under all statutes, executive orders and other governmental regulations or judicial decrees governing their employment practices, including without limitation, provisions relating to wages, hours, equal opportunity and payment of social security and other taxes.

          4.18 Compliance with Law.  Each of the Company and its Subsidiaries is
               -------------------
in compliance with all foreign, federal, state and local laws and regulations applicable to its operations or with respect to which compliance is a condition of engaging in the business thereof (including, without limitation, all Environmental Laws), except to the extent that failure to comply would not have a material adverse affect on the Company or any of its Subsidiaries. Except as set forth on Schedule 4.18, to the best of Seller's Knowledge, neither the Company nor any of its Subsidiaries has received any notice asserting a failure, or possible failure, to comply with any such law, regulation or requirement the subject of which notice has not been resolved as required thereby or otherwise to the satisfaction of the party sending the notice.

          4.19 Proprietary Rights.
               ------------------

          (a) Proprietary Rights.  Schedule 4.19 lists all of the Proprietary
              ------------------
Rights of each of the Company and its Subsidiaries. Schedule 4.19 also sets forth: (i) for each Trademark, the application serial number or registration number, the class of goods covered and the expiration date for each country in which a Trademark has been registered and (ii) for each Copyright, the number and date of filing for each country in which a Copyright has been filed. Neither the Company nor any of its Subsidiaries owns or has any interest in any Patent. The Proprietary Rights listed in Schedule 4.19 are all those used by the Company or any of its Subsidiaries in connection with the Business.

          (b) Royalties and Licenses.  Except as set forth on Schedule 4.19,
              ----------------------
neither the Company nor any of its Subsidiaries has any obligation to compensate any person for the use of any such Proprietary Rights nor has the Company or any of its Subsidiaries granted to any person any license, option or other rights to use in any manner any of its Proprietary Rights, whether requiring the payment of royalties or not.

          (c) Ownership and Protection of Proprietary Rights.  The Company or
              ----------------------------------------------
one of its Subsidiaries owns or has a valid right to use each of the Proprietary Rights, and (except as provided in Section 9.7) the Proprietary Rights will not cease to be valid rights of the Company or such Subsidiary by reason of the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby. Neither the Company, any of its Subsidiaries nor Seller has received any notice of invalidity or infringement of any rights of others with respect to such Trademarks. The Company, one of its Subsidiaries or Seller has taken all reasonable and prudent steps to protect the Proprietary Rights from infringement by any other person. No other person (i) has the right to use any of the Trademarks of the Company or any of its Subsidiaries on the goods on which they are now being used either in identical form or in such near resemblance thereto as to be likely, when applied to the goods of any such person, to cause confusion with such Trademarks or to cause a mistake or to deceive, (ii) has notified the

Company, any of its Subsidiaries or Seller that it is claiming any ownership of or right to use such Proprietary Rights, or (iii) to Seller's Knowledge, is infringing upon any such Proprietary Rights in any way. The Company or any of its Subsidiaries' use of the Proprietary Rights does not and will not conflict with, infringe upon or otherwise violate the valid rights of any third party in or to such Proprietary Rights, and no Action has been instituted against or notices received by the Company, any of its Subsidiaries or Seller that are presently outstanding alleging that the use of the Proprietary Rights by the Company or any of its Subsidiaries infringes upon or otherwise violates any rights of a third party in or to such Proprietary Rights.

          4.20 Employee Benefit Plans.
               ----------------------

          (a) Definitions.  The following terms, when used in this Section 4.20,
              -----------
shall have the following meanings:

          (i) Benefit Arrangement.  "Benefit Arrangement" shall mean any
              -------------------
employment, consulting, severance or other similar contract, arrangement or policy and each plan, arrangement (written or oral), program, agreement or commitment providing for insurance coverage (including without limitation any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits, life, health, disability or accident benefits (including without limitation any "voluntary employees' beneficiary association" as defined in Section 501(c)(9) of the Code providing for the same or other benefits) or for deferred compensation, profit-sharing bonuses, stock options, stock appreciation rights, stock purchases or other forms of incentive compensation or post-retirement insurance, compensation or benefits which (A) is not a Welfare Plan, Pension Plan or Multiemployer Plan, (B) is entered into, maintained, contributed to or required to be contributed to, as the case may be, by the Company or an ERISA Affiliate or under which the Company or any ERISA Affiliate may incur any liability, and (C) covers any employee or former employee of the Company or any ERISA Affiliate (with respect to their relationship with such entities).

          (ii) Employee Plans.  "Employee Plans" shall mean all Benefit
               --------------
Arrangements, Multiemployer Plans, Pension Plans and Welfare Plans.

          (iii) ERISA.  "ERISA" shall mean the Employee Retirement
                -----
Income Security Act of 1974, as amended from time to time.

          (iv) ERISA Affiliate.  "ERISA Affiliate" shall mean any entity which
               ---------------
is (or at any relevant time was) a member of a "controlled group of corporations" with, under "common control" with, or a member of an "affiliated service group" with, the Company (including any of its Subsidiaries) as defined in Section 414(b), (c), (m) or (o) of the Code.

          (v) Multiemployer Plan.  "Multiemployer Plan" shall mean any
              ------------------
"multiemployer plan," as defined in Section 4001(a)(3) of ERISA, (A) which the Company or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or, after September 25, 1980, maintained, administered, contributed to or was required to contribute to, or under which the Company or any ERISA Affiliate may incur any liability and (B) which covers any employee or former employee of the Company or any ERISA Affiliate (with respect to their relationship with such entities).

          (vi) Multiemployer Welfare Plan.  "Multiemployer Welfare Plan" shall
               --------------------------
mean a Welfare Plan that is a "multiemployer plan," as defined in Section 3(37) of ERISA.

          (vii) PBGC.  "PBGC" shall mean the Pension Benefit Guaranty
                ----
Corporation.

          (viii) Pension Plan.  "Pension Plan" shall mean any "employee pension
                 ------------
benefit plan" as defined in Section 3(2) of ERISA (other than a Multiemployer Plan) (A) which the Company or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or, within the six
(6) years prior to the Closing Date, maintained, administered, contributed to or was required to contribute to, or under which the Company or any ERISA Affiliate may incur any liability and (B) which covers any employee or former employee of the Company or any ERISA Affiliate (with respect to their relationship with such entities).

          (ix) Welfare Plan.  "Welfare Plan" shall mean any "employee welfare
               ------------
benefit plan" as defined in Section 3(1) of ERISA, (A) which the Company or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or under which the Company or any ERISA Affiliate may incur any liability and (B) which covers any employee or former employee of the Company or any ERISA Affiliate (with respect to their relationship with such entities).

          (b) Disclosure; Delivery of Copies of Relevant Documents and Other
              --------------------------------------------------------------
Information.  Schedule 4.20 contains a complete list of Employee Plans which
-----------
cover or have covered employees of the Company or any of its Subsidiaries. True and complete copies of each of the following documents have been delivered by Seller to Purchaser: (i) each Welfare Plan, Pension Plan and Multiemployer Plan (and, if applicable, related trust agreements) and all amendments thereto, all written interpretations thereof and written descriptions thereof which have been distributed by the Company or any ERISA Affiliate to the employees of the Company or any ERISA Affiliate and all annuity contracts or other funding instruments, (ii) each Benefit Arrangement including written interpretations thereof and written descriptions thereof which have been distributed to the employees of the Company or any ERISA Affiliate and a complete description of any Employee Plan which is not in writing, (iii) the most recent determination or opinion letter, if any, issued by the Internal Revenue Service with respect to each Pension Plan and each Welfare Plan (other than a "multiemployer plan", as defined in Section 3(37) of ERISA), (iv) for the three most recent plan years, Annual Reports on Form 5500 Series required to be filed with any governmental agency for each Pension Plan, (v) all actuarial reports prepared for the last three plan years for each Pension Plan, (vi) a description of complete age, salary, service and related data as of the last plan year for employees and former employees of the Company, and (vii) a description setting forth the amount of any liability of the Company or any ERISA Affiliate as of the Closing Date for payments more than (30) days past due with respect to each Welfare Plan.

          (c) Representations.  Except as set forth in Schedule 4.20,
              ---------------
Seller represents and warrants as follows:

          (i) Pension Plans
              -------------

          (A) Seller has no reason to believe that the funding method used in connection with each Pension Plan which is subject to the minimum funding requirements of ERISA is not acceptable and the actuarial assumptions used in connection with funding each such plan are unreasonable. No "accumulated funding deficiency" (for which an excise tax is due or would be due in the absence of a waiver) as defined in Section 12 or the Code or as defined in
Section 302(a)(2) of ERISA, whichever may apply, has been incurred with respect to any Pension Plan with respect to any plan year, whether or not waived. Neither the Company nor any ERISA Affiliate has failed to pay when due any "required installment," within the meaning of Section 412(m) of the Code and
Section 302(e) of ERISA, whichever may apply, with respect to any Pension Plan. Neither Seller nor any ERISA Affiliate is subject to any lien imposed under
Section 412(n) of the Code or Section 302f) of ERISA, whichever may apply, with respect to any Pension Plan. Neither the Company nor any ERISA Affiliate has any liability for unpaid contributions which are required to have been made with respect to any Pension Plan.

          (B) Neither the Company nor any ERISA Affiliate is required to provide security to a Pension Plan under Section 401(a)(29) of the Code.

          (C) Each Pension Plan and each related trust agreement, annuity contract or other funding instrument is qualified and tax-exempt under the provisions of Code Sections 401(a) (or 403(a), as appropriate) and 501(a) and has been so qualified during the period from its adoption to date.

          (D) Each Pension Plan, each related trust agreement, annuity contract or other funding instrument presently complies and has been maintained in compliance with its terms in all material respects and, both as to form and in operation, in all material respects with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such plans, including without limitation ERISA and the Code.

          (E) The Company and each ERISA Affiliate has paid all premiums (and interest charges and penalties for late payment, if applicable) due the PBGC with respect to each Pension Plan for each plan year thereof for which such premiums are required. Neither the Company nor any ERISA Affiliate has engaged in, or is a successor or parent corporation to an entity that has engaged in, a transaction described in Section 4069 of ERISA. There has been no "reportable event" (as defined in Section 4043(b) of ERISA and the PBGC regulations under such Section) with respect to any Pension Plan subject to Title IV of ERISA. No filing has been made by the Company or any ERISA Affiliate with the PBGC, and no proceeding has been commenced by the PBGC, to terminate any Pension Plan. No condition exists and no event has occurred that could constitute grounds for the termination of any Pension Plan by the PBGC. Neither the Company nor any ERISA Affiliate has, at any time, (1) ceased operations at a facility so as to become subject to the provisions of Section 4062(e) of ERISA, (2) withdrawn as a substantial employer so as to become subject to the provisions of Section 4063 of ERISA, or (3) ceased making contributions on or before the Closing Date to any Pension Plan subject to Section 4064(a) of ERISA to which the Company or any ERISA Affiliate made contributions during the six years prior to the Closing Date.

          (F) As of the Closing Date, neither the Company nor Purchaser shall have any liability with respect to any Pension Plan, including but not limited to the Retirement Plan of American Fidelity Group ("Plan"), the American Fidelity Companies Employee Savings Plan, and the Supplemental Retirement Income Plan for Employees of the American Fidelity Group.

          (ii) Multiemployer Plans  Neither the Company nor any ERISA Affiliate
               -------------------
has, at any time, contributed to or had an obligation to contribute to either a Multiemployer Plan or a Multiemployer Welfare Plan.

          (iii) Welfare Plans
                -------------

          (A) Each Welfare Plan, to the best of the Company's knowledge, has been maintained in compliance with its terms and, both as to form and operation, in all material respects, with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such Welfare Plan, including without limitation ERISA and the Code.

          (B) Except as set forth on Schedule 4.13, none of the Company, any ERISA Affiliate or any Welfare Plan has any present or future obligation to make any payment to, or with respect to any present or former employee of the Company or any ERISA Affiliate pursuant to, any retiree medical benefit plan, or other retiree Welfare Plan, and no condition exists which would prevent the Company from amending or terminating any such benefit plan or Welfare Plan.

          (C) Each Welfare Plan which is a "group health plan," as defined in
Section 607(1) of ERISA, to the best of the Company's knowledge, has been operated in compliance in all material respects with provisions of Part 6 of Title I, Subtitle B of ERISA and Sections 162(k) and 4980B of the Code at all times.

          (iv) Benefit Arrangements.  Each Benefit Arrangement has been
               --------------------
maintained in compliance with its terms in all materials respects and with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such Benefit Arrangement, including without limitation the Code. Subject to Section 6.10(e) hereof, as of the Closing Date, neither the Company nor the Purchaser shall have any liability with respect to any Benefit Arrangement (other than vacation and sick leave benefits), including but not limited to the American Fidelity Corporation Amended and Restated 1984 Stock Appreciation Plan, the American Fidelity Corporation 1988 Stock Units Plan, and the American Fidelity Insurance Companies, AFI Management Co., American Fidelity Credit Corp. Colleague Incentive Compensation Plan.

          (v) At-Will Employment.  Except as set forth on Schedule 4.13, and
              ------------------
except as provided by applicable law, the employment of all persons presently employed or retained by the Company or any of its Subsidiaries is terminable at will.

          (vi) Unrelated Business Taxable Income.  No Employee Plan (or trust or
               ---------------------------------
other funding vehicle pursuant thereto) is subject to any tax under Code Section 511.

          (vii) Deductibility of Payments. Except as set forth in Schedule 4.13,
                -------------------------
there is no contract, agreement, plan or arrangement covering any employee or former employee of the Company or any of its Subsidiaries (with respect to their relationship with such entities) that, individually or collectively, provides for the payment by the Company of any amount (i) that is not deductible under
Section 162(a)(1) or 404 of the Code or (ii) that is an "excess parachute payment" pursuant to Section 280G of the Code.

          (viii) Fiduciary Duties and Prohibited Transactions.  Neither the
                 --------------------------------------------
Company nor any plan fiduciary of any Welfare Plan or Pension Plan has engaged in any transaction in violation of Sections 404 or 406 of ERISA or any "prohibited transaction," as defined in Section 4975(c)(1) of the Code, for which no exemption exists under Section 408 of ERISA or Section 4975(c)(2) or
(d) of the Code, or has otherwise violated the provisions of Part 4 of Title I, Subtitle B of ERISA. The Company has not knowingly participated in a violation of Part 4 of Title I, Subtitle B of ERISA by any plan fiduciary of any Welfare Plan or Pension Plan and has not been assessed any civil penalty under Section 502(l) of ERISA.

          (ix) Validity and Enforceability.  Each Welfare Plan, Pension Plan,
               ---------------------------
related trust agreement, annuity contract or other funding instrument and Benefit Arrangement is legally valid and binding and in full force and effect.

          (x) Litigation.  There is no action, order, writ, injunction, judgment
              ----------
or decree outstanding or claim, suit, litigation, proceeding, arbitral action, governmental audit or investigation relating to or seeking benefits under any Employee Plan that is pending, or to the best of the Company's knowledge, threatened or anticipated against the Company, any ERISA Affiliate or any Employee Plan that could result in material liability to the Company, any ERISA Affiliate or any Employee Plan.

          (xi) No Amendments.  Neither the Company nor any ERISA Affiliate has
               -------------
any announced plan or legally binding commitment to create any additional Employee Plans or to amend or modify any existing Employee Plan.

          (xii) No Other Material Liability.  No event has occurred in
                ---------------------------
connection with which the Company or any ERISA Affiliate or any Employee Plan, directly or indirectly, could be subject to any material liability (A) under any statute, regulation or governmental order relating to any Employee Plans or (B) pursuant to any obligation of the Company or any ERISA Affiliate to indemnify any person against liability incurred under any such statute, regulation or order as they relate to the Employee Plans.

          (xiii) Unpaid Contributions.  Neither the Company nor any ERISA
                 --------------------
Affiliate has any liability for unpaid contributions under Section 515 of ERISA with respect to any Pension Plan, Multiemployer Plan or Welfare Plan.

          (xiv) Insurance Contracts.  Neither the Company nor any
                -------------------
Employee Plan holds as an asset of any Employee Plan any interest in any annuity contract, guaranteed investment contract or any other investment or insurance contract issued by an insurance company that is the subject of bankruptcy, conservatorship or rehabilitation proceedings.

          (xv) No Acceleration or Creation of Rights.  Neither the execution and
               -------------------------------------
delivery of this Agreement by Purchaser nor the consummation of the transactions contemplated hereby will result in the acceleration or creation of any rights of any person to benefits under any Employee Plan, except as specified in Section 6.12.

          4.21 Tax Matters.
               -----------

          (a) Filing of Tax Returns.  The Company and each of its Subsidiaries
              ---------------------
(and any affiliated group of which the Company or a Subsidiary is now or has been a member) has timely filed with the appropriate taxing authorities all returns (including without limitation information returns and other material information) in respect of Taxes required to be filed through the date hereof and will timely file any such returns required to be filed on or prior to the Closing Date. The returns and other information filed are complete and accurate in all respects. Except as specified in Schedule 4.21, neither the Company nor any of its Subsidiaries, nor any group of which the Company or any of its Subsidiaries now or was a member, has requested any extension of time within which to file returns (including without limitation information returns) in respect of any taxes. Seller has delivered to Purchaser complete and accurate copies of the federal tax returns of the Company and each of its Subsidiaries for the years 1995, 1994, 1993 and 1992.

          (b) Payment of Taxes.  Except as set forth on Schedule 4.21, all
              ----------------
Taxes, in respect of periods ended before the Closing Date have been timely paid or will be timely paid, or an adequate reserve has been established therefor in the Financial Statements, and the Company and each of its Subsidiaries do not have any liabilities for Taxes in excess of the amounts so paid or reserves so established. With respect to the items set forth on Schedule 4.21, the Company and each of its Subsidiaries do not have any Liability for Taxes in excess of the amounts already paid or reserves so established except that any Losses and Expenses arising from the Texas premium tax audit shall be subject only to the provisions of Section 9.3(b)(ii). No deferred Taxes of any kind will be considered a reserve for these purposes. No reserves for Taxes are included in the Financial Statements other than estimates for 1996 Taxes.

          (c) Audits, Investigations or Claims.  The consolidated federal income
              --------------------------------
tax returns of the Company and its Subsidiaries (or the affiliated group of which the Company and its Subsidiaries are members) for the tax years 1986 through 1993 have been examined by the Internal Revenue Service, and, except as set forth on Schedule 4.21, no deficiencies for Taxes have been claimed, proposed or assessed with respect to such years by any taxing or other governmental authority against the Company or any of its Subsidiaries. Except as set forth on Schedule 4.21, there are no pending or, to Seller's Knowledge, threatened audits, investigations or claims for or relating to any additional Liability in respect of Taxes, and, with respect to pending audits, there are no matters under discussion with any governmental authorities with respect to Taxes that in the reasonable judgment of Seller, or its counsel, is likely to result in an additional Liability for Taxes. Except as set forth on Schedule 4.21, no extension of a statute of limitations relating to Taxes is in effect with respect to the Company or any of its Subsidiaries.

          (d) Tax Elections
              -------------

          (i) All elections with respect to Taxes affecting the Company or any of its Subsidiaries as of the date hereof are set forth on Schedule 4.21.

          (ii) Neither the Company nor any of its Subsidiaries has made an election or is required to treat any Asset of such company as owned by another person or as tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Code or under any comparable state or local income tax or other tax provision.

          (iii) Neither the Company nor any of its Subsidiaries is a party to or bound by any binding tax sharing, tax indemnity or tax allocation agreement or other similar arrangement with any other party, except as set forth on Schedule 4.21.

          (iv) Neither the Company nor any of its Subsidiaries has filed a consent pursuant to the collapsible corporation provisions of Section 341(f) of the Code (or any corresponding provision of state or local law) or agreed to have Section 341(f)(2) of the Code (or any corresponding provision of state or local law) apply to any disposition of any asset owned by it.

          (e) Additional Representations.  Except as otherwise set forth on
              --------------------------
Schedule 4.21:

          (i) There are no liens for Taxes (other than for current Taxes not yet due and payable) upon the Assets of the Company or any of its Subsidiaries.

          (ii) Each of the Company and its Subsidiaries are members of an affiliated group of corporations, within the meaning of Section 1504 of the Code.

          (iii) Neither the Company nor any of its Subsidiaries has agreed to make, or is required to make, any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise.

          (iv) Neither the Company nor any of its Subsidiaries is a party to any agreement, contract, arrangement or plan that has resulted or would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code.

          (v) Neither the Company nor any of its Subsidiaries is a party to any joint venture, partnership, or other arrangement or contract which could be treated as a partnership for federal income tax purposes.

          (vi) The Company and each of its Subsidiaries has prepared and made available (or, in the case of a portion of a period ending on the Closing Date, will prepare and make available before the Closing) to Purchaser copies of books and working papers which demonstrate the income and activities of such corporation for any period or any portion of a period ending on the Closing Date.

          (vii) The Company and each of its Subsidiaries have timely provided copies of all information returns to all persons required to receive such returns, and such copies are complete and accurate in all respects. The Company and each of its Subsidiaries have complied in all respects with all applicable federal, state, and local requirements regarding information reporting and withholding, with respect to all lines and classes of insurance written by any of them.

          (f) No Withholding.  The transaction contemplated herein is not
              --------------
subject to the tax withholding provisions of Section 3406 of the Code, or of Subchapter A of Chapter 3 of the Code or of any other provision of law.

          4.22 Insurance.  Schedule 4.22 contains a materially complete and
               ---------
accurate list of all policies or binders of fire, liability, property, title, workers' compensation, business interruption, errors or omissions and other forms of insurance (showing as to each policy or binder the carrier, policy number, coverage limits, including without limitation, retentions and deductibles, expiration dates, annual premiums and a general description of the type of coverage provided) maintained by the Company or any of its Subsidiaries on its business, property or personnel. All of such policies are sufficient for compliance with all requirements of law and of all Contracts to which the Company or any of its Subsidiaries is a party. To Seller's Knowledge, neither the Company nor any Subsidiary has failed to give any notice or to present any claim under any such policy or binder in a due and timely fashion. There are no outstanding unpaid claims under any such policies or binders for which adequate reserves have not been established. Such policies and binders are in full force and effect on the date hereof and shall be kept in full force and effect by the Company through the Closing Date. All liability and workers' compensation insurance policies maintained by the Company or any of its Subsidiaries are occurrence policies and not claims-made policies.

          4.23 Environmental Matters.  Except as set forth on Schedule 4.23, all
               ---------------------
real property heretofore or currently owned or leased by the Company or any of its Subsidiaries and each office or other facility heretofore or currently maintained by the Company or any of its Subsidiaries has been maintained in compliance with all Environmental Laws, except where the failure to so comply would not have a material adverse effect on the Company or one of its Subsidiaries. No conditions exist with respect to the soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air, and any environmental medium on or off the Properties, which could result in any damage, claim, or liability to or against the Company or any of its Subsidiaries by any third party (including without limitation, any government entity), including, without limitation, any condition resulting from the operation of the Company's or such Subsidiary's business and/or operation in the vicinity of any of the Properties and/or any activity or operation formerly conducted by any person or entity on the Properties. Neither the Company nor any of its Subsidiaries nor any other person or entity for whose conduct the Company or any of its Subsidiaries is or may be held responsible, has generated, manufactured, refined, transported, treated, stored, handled, disposed, transferred, produced, or processed any pollutant, hydrocarbon, or petroleum substances or petroleum products, including, without limitation, existing and future asbestos, polychlorinated biphenyls, radioactive or flammable materials, or any other hazardous or toxic waste, substance or material, as those terms may be defined in any and all Environmental Laws (collectively, "Hazardous Materials"). There
                                                  -------------------
are no existing notices of
violation, administrative actions, or lawsuits against the Company or any of its Subsidiaries arising under Environmental Laws or relating to the use, handling, storage, treatment, recycling, generation, or release of Hazardous Materials by the Company at any of the Properties, nor has the Company received any notification of any allegation of any responsibility for any disposal, release, or threatened release at any location of any Hazardous Materials; there have been no spills or releases of Hazardous Materials at any of the Properties in excess of quantities reportable under Environmental Laws; and there are no consent decrees, consent orders, judgments, judicial or administrative orders, or liens by any governmental authority relating to any Environmental Law which regulate, obligate, or bind the Company or any of its Subsidiaries.

          4.24 Officers. Schedule 4.24 contains a list of all officers, other
               --------
employees and consultants under contract to the Company or any of its Subsidiaries whose current total annual compensation from the Company and its Subsidiaries is at the rate of Seventy-Five Thousand Dollars ($75,000) or more, together in each case with the current job title or relationship to the Company or the relevant Subsidiary and the aggregate remuneration rate for each such person.

          4.25 Severance Arrangements.  Neither the Company nor any of its
               ----------------------
Subsidiaries has entered into any severance or similar arrangement in respect of any present or former employees that will result in any obligation (absolute or contingent) of Purchaser, the Company or any of its Subsidiaries to make any payment to any present or former employee following termination of employment.

          4.26 Bank Accounts.  Schedule 4.26 contains a true and complete
               -------------
listing of all bank accounts or other depository accounts maintained by the Company or any of its Subsidiaries and the authorized signatories thereto.

          4.27 Ocean Marine Program.  The rights and obligations of the Company
               --------------------
and its Subsidiaries under the Ocean Marine Program are contained in the Covenant Agreement, the Continental Agreement and those quota share and excess of loss reinsurance agreements identified on Schedule 4.13(a)(iii) under "AFI Program -- wet marine." Neither the Company nor any Subsidiary has any liability, obligation, commitment or arrangement, legal or otherwise, relating to the Ocean Marine Program, except as set forth in these agreements. All assets and liabilities existing on June 30, 1996, together with the revenues and expenses for the six months then ended, relating to the Ocean Marine Program have been recorded and separately identified in the Interim Financial Statements.

          4.28 Services Agreements with Seller .  Seller and its Affiliates
               --------------------------------
provide services to the Company and its Subsidiaries only under (i) that Services Agreement dated September 11, 1992 between Seller and the Company and
(ii) that Services Agreement dated December 31, 1990 between Seller and Cimarron. Seller has waived and released the Company and its Subsidiaries from any amounts payable under these two (2) Services Agreements. Prior to the Closing, Seller shall pay to the Company all amounts paid to Seller and its Affiliates under such agreements since the Interim Balance Sheet Date, and no amounts will be payable under these agreements by the Company and its Subsidiaries to Seller or its Affiliates after the Closing Date.

          4.29 No Brokers.  Neither Seller, the Company nor any of its
               ----------
Subsidiaries nor any of their respective officers, directors, employees, shareholders or Affiliates has employed or made any agreement with any broker, finder or similar agent or any person or firm which will result in the obligation of the Company, any of its Subsidiaries or Purchaser or any of its Affiliates to pay any finder's fee, brokerage fees or commission or similar payment in connection with the transactions contemplated hereby, except Stephens, Inc., which is to be paid by Seller.

          4.30 No Other Agreements to Sell the Shares or the Company. Neither
               -----------------------------------------------------
Seller nor the Company has any legal obligation, absolute or contingent, to any other person or firm to sell any material portion of the Assets of the Company or any of its Subsidiaries, to sell the capital stock of the Company or any of its Subsidiaries, or to effect any merger, consolidation or other reorganization of the Company or any of its Subsidiaries or to enter into any agreement with respect thereto.

          4.31 Material Misstatements Or Omissions.  No representations or
               -----------------------------------
warranties by Seller in this Agreement, nor any document, exhibit, statement, certificate or schedule furnished to Purchaser by Seller pursuant hereto contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the statements or facts contained therein not misleading.

          4.32 No Other Representations or Warranties.  Seller shall not be
               --------------------------------------
deemed to have made to Purchaser any representation or warranty other than as made by the Seller in Sections 4.1 through 4.31 hereof. Seller expressly makes no representation or warranty regarding any projections, estimates or budgets heretofore delivered to or made available to Purchaser of future revenues, expenses or expenditures or future results of operations, or any other information or documents made available to Purchaser, or its Representatives with respect to the Company and its Subsidiaries, except as expressly covered by a representation and warranty contained in Sections 4.1 through 4.31 of this Agreement.

                                   ARTICLE V


                  REPRESENTATIONS AND WARRANTIES OF PURCHASER
                  -------------------------------------------

          Purchaser hereby represents and warrants to Seller, which representations and warranties are, as of the date hereof, and will be, as of the Closing Date, true and correct, as follows:

          5.1  Organization of Purchaser.  Purchaser is a corporation duly
               -------------------------
organized, validly existing and in good standing under the laws of the State of California.

          5.2  Authorization.  Purchaser has all necessary corporate power and
               -------------
authority, and has taken all corporate action necessary, to execute and deliver this Agreement and the Ancillary Agreements, to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Ancillary Agreements by Purchaser and the consummation by Purchaser of the transactions contemplated hereby and thereby have been duly approved by the board of directors of Purchaser . No other corporate proceedings on the part of Purchaser are necessary to authorize this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by Purchaser and is a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by the Bankruptcy Exception.

          5.3  No Conflict or Violation.  Neither the execution, delivery or
               ------------------------
performance of this Agreement nor the consummation of the transactions contemplated hereby, will (a) violate or conflict with any provision of the Articles of Incorporation or Bylaws of Purchaser, (b) violate, conflict with, or result in or constitute a Default under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Encumbrance upon any of Purchaser's Assets under any of the terms, conditions or provisions of any Contract, Permit, authorization, concession, or other instrument or obligation to which Purchaser is a party or by which Purchaser or its Assets or properties is bound, or (c) violate any Regulation or Court Order.

          5.4  Consents and Approvals.  Except as set forth on Schedule 5.4, and
               ----------------------
other than in connection with or in compliance with the provisions of the HSR Act, no notice to, declaration, filing or registration with, or authorization, consent or approval of, or permit from, any domestic or foreign governmental or regulatory body or authority, or any other person or entity, is required to be made or obtained by Purchaser in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

          5.5  Investment Intent.   Purchaser hereby represents and warrants to
               -----------------
Seller that Purchaser is entering into this Agreement and acquiring the Shares pursuant to the terms hereof for investment purposes for its own account, and not with a view to the distribution thereof.

          5.6  No Brokers..  Neither Purchaser nor any of its officers,
               ----------
directors, employees, shareholders or Affiliates has employed or made any agreement with any broker, finder or similar agent or any person or firm which will result in the obligation of Seller or any of its Affiliates to pay any finder's fee, brokerage fees or commission or similar payment in connection with the transactions contemplated hereby.

                                   ARTICLE VI

                       COVENANTS OF SELLER AND PURCHASER
                       ---------------------------------

          Seller and Purchaser covenant and agree with each other as follows:

          6.1  Further Assurances.  Upon the terms and subject to the conditions
               ------------------
contained herein, the parties agree, both before and after the Closing, (i) to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, (ii) to execute any documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out any of the transactions contemplated hereunder, and (iii) to cooperate with each other in connection with the foregoing. Without limiting the foregoing, the parties agree to use their respective best efforts to obtain all necessary waivers, consents and approvals from other parties to the Contracts and Leases; provided, however, that
                                                --------  -------
Purchaser shall not be required to make any payments, commence litigation or agree to modifications of the terms thereof in order to obtain any such waivers, consents or approvals, to obtain all necessary Permits as are required to be obtained under any Regulations, to give all notices to, and make all registrations and filings with third parties, including, without limitation, submissions of information requested by governmental authorities, and to fulfill all conditions to this Agreement.

          6.2  Certain Filings and Consents.  Seller, the Company and Purchaser
               ----------------------------
shall (i) as promptly as practicable make any required filings and submissions under the HSR Act and state insurance Regulations with respect to the purchase and sale of the Shares, (ii) cooperate with each other in determining whether any other filings are required to be made or consents, approvals, permits or authorizations are required to be obtained under any other federal, state, local or foreign Regulation or whether any consents, approvals or waivers are required to be obtained from other parties to Leases or other contracts in connection with the consummation of the purchase and sale of the Shares or the other transactions contemplated hereby, and (iii) actively assist each other in obtaining any consents, permits, authorizations, approvals or waivers which are required. Each party hereto shall promptly inform the other of any material communication between such party and the Federal Trade Commission, the Department of Justice or any other government or governmental authority regarding the transactions contemplated hereby. If any party receives a request for additional information or documentary material from any such government or governmental authority, then such party shall endeavor in good faith to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response to such request.

          6.3  Access.  Upon reasonable notice, Seller shall cause the Company
               ------
and each of its Subsidiaries to afford Purchaser and its Representatives full access during normal business hours to all of the Company's and each of its Subsidiaries' officers, agents, Property, Contracts, Permits, Books and Records (including, but not limited to, separate tax returns, if any, of the Company and each of its Subsidiaries) and, during such period, the Company and each of its Subsidiaries shall furnish promptly to Purchaser and its Representatives all information concerning its Business and Property as Purchaser or its Representatives may reasonably request. In addition, upon reasonable notice, Seller shall cause the Company and each of its Subsidiaries to furnish to Purchaser and its Representatives the following information with respect to personnel of the Company and each of its Subsidiaries: name, address, positions held, date of hire and salary history. Purchaser shall (and shall use its best efforts to cause its Representatives to) hold all such nonpublic documents, work papers and other materials in confidence. In the event of the termination of this Agreement, Purchaser shall return promptly every confidential document furnished to Purchaser by Seller, the Company or any of its Subsidiaries in connection with the transactions contemplated hereby, and shall use its best efforts to cause its Representatives to return the same. No investigation pursuant to this Section 6.3 or otherwise shall affect the representations and warranties or indemnities of Seller herein or the conditions to Purchaser's obligation to consummate the transactions contemplated hereby or any indemnification obligation hereunder.

          6.4  No Solicitation.  From the date hereof through the Closing or the
               ---------------
earlier termination of this Agreement, Seller shall not, and shall cause the Company and each of its Subsidiaries not to, directly or indirectly, enter into, solicit, initiate or continue any discussions or negotiations with, or encourage or respond to any inquiries or proposals by, or participate in any negotiations with, or provide any information to, or otherwise cooperate in any other way with, any corporation, partnership, person or other entity or group, other than Purchaser and its Representatives, concerning any sale of all or a portion of the Shares or any merger, consolidation, liquidation, dissolution or similar transaction involving the Company or any of its Subsidiaries. Seller shall not, directly or indirectly, through any officer, director or employee, solicit, initiate or encourage the submission of any proposal or offer from any person or entity or group relating to any such transaction or participate in any negotiations regarding, or furnish to any other person any information with respect to the Company or any of its Subsidiaries for the purposes of, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other person to seek or effect a such a transaction.

          6.5  Notification of Certain Matters.  From the date hereof through
               -------------------------------
the Closing, each party shall give prompt notice to the other party of the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty contained in this Agreement or in any exhibit or schedule hereto to be untrue or inaccurate in any respect, and any failure of such party, or any of its Affiliates or Representatives, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement or any exhibit or schedule hereto; provided, however, that such disclosure shall not be deemed to cure any breach
--------  -------
of a representation, warranty, covenant or agreement or to satisfy any condition. Seller shall promptly notify Purchaser of any Default, the threat or commencement of any Action, or any development that occurs before the Closing that could in any way materially affect the Company or any of its Subsidiaries.

          6.6  Conduct of Business.  From the date hereof through the Closing,
               -------------------
the Company shall, except as contemplated by this Agreement, or as consented to by Purchaser in writing, which consent shall not be unreasonably withheld, operate the Business in the ordinary course of business and in accordance with past practice and will not take any action inconsistent with this Agreement or with the consummation of the Closing. Without limiting the generality of the foregoing, the Company shall not, and the Company and Seller shall cause each of the Company's Subsidiaries not to, except as specifically contemplated by this Agreement or as consented to by Purchaser in writing, which consent shall not be unreasonably withheld:

          (a) change or amend the Articles or Certificate of Incorporation or Bylaws of the Company or any of its Subsidiaries;

          (b) enter into, extend, materially modify, terminate or renew any Contract or Lease, except in the ordinary course of business;

          (c) sell, assign, transfer, convey, lease, mortgage, pledge or otherwise dispose of or encumber any of the Assets, or any interests therein, except in the ordinary course of business;

          (d) incur any Liability for long-term interest bearing indebtedness, guarantee the obligations of others, indemnify others or, except in the ordinary course of business, incur any other Liability;

          (e) (i) take any action with respect to the grant of any bonus, severance or termination pay (otherwise than pursuant to policies or agreements of the Company or any of its Subsidiaries in effect on the date hereof) or with respect to any increase of benefits payable under its severance or termination pay policies or agreements in effect on the date hereof or increase in any manner the compensation or fringe benefits of any employee or pay any benefit not required by any existing Employee Plan or policy, except in the ordinary course of business;

          (ii) make any change in the key management structure of the Company or any of its Subsidiaries, including, without limitation, the hiring of additional officers or the termination of existing officers, except for cause;

          (iii) adopt, enter into or amend any Employee Plan, agreement (including, without limitation, any collective bargaining or employment agreement), trust, fund or other arrangement for the benefit or welfare of any employee, except for any such amendment as may be required to comply with applicable Regulations; or

          (iv) fail to maintain all Employee Plans in accordance with applicable Regulations in all material respects;

          (f) acquire by merger or consolidation with, or merge or consolidate with, or purchase substantially all of the assets of, or otherwise acquire any material assets or business of any corporation, partnership, association or other business organization or division thereof;

          (g) declare, set aside, make or pay any dividend or other distribution in respect of the Company's capital stock;

          (h) fail to expend funds for any budgeted capital expenditures or commitments disclosed on Schedule 4.11;

          (i) willingly allow or permit to be done any act by which any of the Insurance Policies in which the Company or any of its Subsidiaries is the insured may be suspended, impaired or canceled;

          (j) (i) fail to pay its accounts payable and any debts owed or obligations due by it, or pay or discharge when due any Liabilities, in the ordinary course of business; or

          (ii) fail to use its best efforts to collect its premiums or other accounts receivable in the ordinary course of business;

          (k) enter into, renew, modify or revise any agreement or transaction with Seller or any of its Affiliates;

          (l) fail to maintain the Assets in substantially their current state of repair, excepting normal wear and tear, or fail to replace, consistent with Seller's past practice, inoperable, worn-out, obsolete or destroyed Assets;

          (m) make any loans or advances to any partnership, firm or corporation, or, except for expenses incurred in the ordinary course of business, any individual;

          (n) make any income tax election or settlement or compromise with tax authorities;

          (o) fail to comply in any material respect with all Regulations applicable to it, the Assets and the Business;

          (p) intentionally do any other act which would cause any representation or warranty of Seller in this Agreement to be or become untrue in any material respect;

          (q) issue, repurchase or redeem or commit to issue, repurchase or redeem, any shares of the Company's capital stock, any options or other rights to acquire such stock or any securities convertible into or exchangeable for such stock;

          (r) fail to use its best efforts to (i) retain the employees of the Company and each of its Subsidiaries, (ii) maintain the Business so that such employees will remain available to Purchaser on and after the Closing Date,
(iii) maintain existing relationships with suppliers, customers and others having business dealings with the Company and any of its Subsidiaries, and (iv) otherwise to preserve the goodwill of the Business so that such relationships and goodwill will be preserved on and after the Closing Date; or

          (s) enter into any agreement, or otherwise become obligated, to do any action prohibited hereunder.

          6.7  Public Statements and Press Releases.  Seller and Purchaser and
               ------------------------------------
any of their respective Affiliates shall not, and Seller shall cause the Company and each of its Subsidiaries not to, from and after the date hereof, make, issue or release any public announcement, press release, statement or acknowledgment of the existence of, or reveal publicly the terms, conditions and status of, the transactions provided for herein, without the prior written consent of the other parties as to the content and time of release of and the media in which such statement or announcement is to be made. Each party hereto agrees that it will not unreasonably withhold any such consent.

          6.8  Financial Information.  Seller shall deliver to Purchaser as soon
               ---------------------
as available all interim financial statements and other management reports generated in the ordinary course of business prepared by or for the Company and/or its Subsidiaries prior to the Closing. Seller has previously prepared and delivered to Purchaser the Financial Statements.

          6.9  Employee Matters.  Purchaser shall employ employees of the
               ----------------
Company and each Subsidiary for such periods and with such compensation and employee benefits as Purchaser in its sole discretion shall determine. During the period between the date hereof and the Closing Date, Seller shall, and shall cause the Company and each of its Subsidiaries to, use its best efforts to keep available its current employees now employed with respect to the Business of the Company and its Subsidiaries.

          6.10 Employee Benefits
               ------------------

          (a) Subject to prior approval by the Internal Revenue Service, Seller shall cause the employees of the Company and its Subsidiaries ("Company
                                                                -------
Employees") to become fully vested in the American Fidelity Companies Employee
---------
Savings Plan ("Savings Plan") and the Retirement Plan of American Fidelity Group
               ------------
("Retirement Plan") as of the Closing Date.
  ---------------

          (b) Subject to approval by the Internal Revenue Service and any other governmental agency whose approval may be required, Seller and the Company shall cause the Company's participation in the Retirement Plan to terminate as of the Closing Date and each Company Employee who is a participant therein shall be deemed to be one-hundred percent (100%) vested and hold a nonforfeitable interest in his benefits accrued as of the Closing Date. Following approval by the Internal Revenue Service with respect to any Plan amendment with respect to termination of the Company's participation in the Retirement Plan and the distribution for accrued benefits therefrom to Company Employees, and Seller's receipt of any other required governmental approvals, Seller shall make distributions to Company Employees who are participants in the Retirement Plan in accordance with the terms and provisions of the Retirement Plan.

          (c) Subject to prior approval by the Internal Revenue Service and as soon as administratively practicable after the Closing Date (or, in the Seller's discretion, as soon as administratively practicable following Internal Revenue Service approval of such Plan amendment), Seller shall amend the Savings Plan to the extent necessary to permit a direct transfer of the accrued benefits for each Company Employee who does not have an outstanding loan under the Savings Plan as of the date of the direct transfer in the Savings Plan (including outstanding loan balances) to Purchaser's 401(k) Plan ("Purchaser's 401(k)
                                                        ------------------
Plan") and such benefits shall be thereafter held, administered and distributed
----
pursuant to the Purchaser's 401(k) Plan. Following such date of transfer, accrued benefits for any Company Employee, including loan balances, which are not transferred to Purchaser's 401(k) Plan shall be held and administered pursuant to the terms of the Savings Plan. Purchaser shall (a) provide to Seller current addresses, telephone numbers, date of termination of employment of Company Employees and all other information reasonably necessary to permit Seller to make all required distributions, provide necessary notices to Company Employees and otherwise administer the Savings Plan for the benefit of such employees.

          (d) Seller shall apply for Internal Revenue Service and other necessary governmental approvals referred to above as promptly practicable following the execution of this Agreement. The request for approval by the Internal Revenue Service shall include submissions of appropriate amendments and a request for a determination letter.

          (e) Seller shall comply with the applicable provisions of the Consolidated Omnibus Budget Reconciliation Act of 1984 ("COBRA") and Sections
                                                         -----
601 through 608 of ERISA, and shall permit Company Employees (and their dependents) to continue their participation in the Company's health care coverage as available immediately prior to Closing for the applicable period of time in accordance with and as required under COBRA. Until

Company Employees are eligible to participate under Purchaser's medical plan, Purchaser shall pay to Seller all COBRA premiums for providing health care coverage for Company Employees. COBRA premiums charged by Seller for Company Employees shall not exceed one-hundred percent (100%) of the Seller's cost of coverage, calculated on the aggregate basis of Seller and all of its Subsidiaries. The rights of any Company Employee (and his or her eligible dependents) under the American Fidelity Group Flexible Benefit Plan ("Flexible
                                                                      --------
Benefit Plan") maintained pursuant to Section 125 of the Code by the Seller
------------
shall be determined under the terms of the Flexible Benefit Plan and applicable law, including Section 601 et seq. of ERISA. Company Employees and their
                           -- ---
dependents shall continue to be covered under Seller's welfare plans which provide, on a fully insured basis, life insurance, disabilities benefits and accidental death and dismemberment benefits (other than the welfare plans set forth above in this clause (e)) through the last day of the month in which the Closing Date occurs.

          (f) Company Employees shall be credited with employment service with the Company and any of its Subsidiaries for purposes of determining any period of eligibility to participate or to vest in benefits provided under Purchaser's 401(k) Plan, Purchaser's medical, disability and life insurance plan, and any other of Purchaser's employee benefit plans, programs or arrangements sponsored by Purchaser as of the Closing Date; provided, however, unless otherwise
                                     --------  -------
required by applicable law, Purchaser shall not be required to provide employee benefit plan coverage prior to the later of (i) January 1, 1997, or (ii) the date Purchaser can reasonably arrange for coverage. In any event, such employee benefit plan coverage shall be provided no later than March 1, 1997. Further, Purchaser shall also recognize employment service of each Company Employee with the Company and any of its Subsidiaries for purposes of accruing benefits pursuant to Purchaser's vacation and sick day policies.

          (g) With respect to each Company Employee (and his or her eligible dependents) to be covered under Purchaser's medical plan from and after the Closing Date, Purchaser's medical plan shall, to the extent agreed to by the insurance carrier under Purchaser's medical plan, waive any preexisting conditions, exclusions or limitations. Purchaser shall use commercially reasonable efforts to attempt to obtain such waiver.

          6.11 Modification of ERC Arrangements and Release.  Seller shall cause
               --------------------------------------------
the Company and its Subsidiaries to use their best efforts to renegotiate and amend that Liability Excess Reinsurance Agreement between Employers Reinsurance Corporation ("ERC") and the Company and certain of its Subsidiaries dated March
              ---
1, 1991, to (i) eliminate any requirement on the part of the Company and its Subsidiaries to make an annual cash payment of Thirty Two Thousand Nine Hundred Three Dollars ($32,903) for any year subsequent to the year ended December 31, 1995; and (ii) eliminate the Thirty Two Thousand Nine Hundred Three Dollars ($32,903) charge to annual profits, for purposes of determining the Company's contingent commission, for any accounting period subsequent to December 31, 1995. Seller shall also, at its sole cost and expense, obtain a release from ERC, in a form satisfactory to Purchaser, acknowledging and agreeing there are no liabilities, obligations, commitments, arrangements, legal or otherwise, on the part of the Company or any of its Subsidiaries to ERC, except under the written reinsurance treaties set forth on Schedule 4.13(a)(iii), as amended pursuant to the provisions of this Section 6.11, and that ERC will not allege or assert any such liability, obligation, commitment or arrangement, legal or otherwise, in connection with the negotiation of additional reinsurance agreements with the Company and its Subsidiaries, or otherwise. The release shall specifically acknowledge that Article XII of the Property Aggregate Excess of Loss Reinsurance Agreement dated January 1, 1995 between the Company and ERC was eliminated by amendment and that there is no liability, commitment, arrangement, legal or otherwise, on the part of the Company or any of its Subsidiaries, with respect to the provisions of Article XII.

          6.12.  Sale of AFCC Capital Stock.  Seller shall cause the Company,
                 --------------------------
prior to the Effective Date, to (i) sell and transfer to Seller, in exchange for cash consideration equal to the book value thereof as of October 31, 1996, all of the issued and outstanding shares of capital stock of AFCC, and (ii) terminate, upon terms reasonably satisfactory to Purchaser, all contractual and other business relationships between AFCC and the Company or one of its Subsidiaries and neither the Company nor any of its Subsidiaries shall have any liability or obligation to AFCC or with respect to the liabilities or obligations of AFCC. The sale of the AFCC capital stock and the termination of such relationships shall be on terms consistent with the adjustments set forth in the Pro Forma Interim Financial Statements.

          6.13.  Transfer of Mortgage Loans..  Seller shall cause the Company
                 --------------------------
and its Subsidiaries to sell and transfer, prior to the Effective Date, all mortgage loans identified on Schedule 4.9. The sale shall be to Seller or one of its Affiliates and shall be in exchange for cash consideration equal to the book value of such mortgage loans as of October 31, 1996. Purchaser agrees to establish, as of the Closing Date, a payroll deduction arrangement, under which the monthly or other periodic payments due from employees, with respect to those mortgage loans under which an employee of the Company or a Subsidiary is obligor, so that payments required under such mortgage loans may be made directly by the Company or a Subsidiary to Seller or one of its Affiliates. Purchaser shall be obligated to establish such payroll deduction arrangements only for those employees who have entered into an agreement with the Company or a Subsidiary as of the Closing Date authorizing such deductions and payments to be made to Seller or one of its Affiliates.

          6.14 Intercompany Accounts and Services Agreements.  Seller and its
               ----------------------------------------------
Affiliates shall pay prior to the Closing all net amounts known to be due to the Company or any of its Subsidiaries so that no amounts are payable by Seller or any of its Affiliates to the Company or any of its Subsidiaries at the Closing Date. Any amounts that become payable by or to Seller or its Affiliates to or by the Company or its Subsidiaries after the Closing Date shall be promptly paid. Seller shall cause the Company and Cimarron, respectively, to terminate and cancel those Services Agreements with Seller identified in Section 4.28, without payment or other charge to the Company or its Subsidiaries, with such termination effective as of the Closing Date.

          6.15 Section 338(h)(10) Election.  Seller shall prepare and Seller and
               ---------------------------
Purchaser shall each execute and Purchaser shall deliver to Seller an election pursuant to Section 338(h)(10) of the Code with respect to the Company and its Subsidiaries so that the Company shall be treated as a member of the selling consolidated group. Seller shall, and Purchaser shall authorize Seller to, cause such election to be filed with the Internal Revenue Service. For federal income tax purposes, all gains or losses attributable to the election pursuant to Section 338(h)(10) of the Code and resulting from the deemed sale of assets of the Company and its Subsidiaries by Seller shall be allocated to Seller.

          6.16 Ocean Marine.  Seller shall cause the Company, prior to and
               ------------
conditioned on the Closing, to provide appropriate notice of termination with respect to each of the Covenant Agreement and the Continental Agreement, such termination to be effective August 31, 1998, and Seller shall obtain the acknowledgment and confirmation of Covenant Underwriters Ltd. and Continental Underwriters Ltd. to such termination date. Seller shall also obtain the agreement of Covenant Underwriters, Ltd. and Continental Underwriters, Ltd. that there shall be no more than a five percent (5%) increase in premiums written in the Ocean Marine Program in 1997, compared to 1996, and in 1998, compared to 1997, and that no policies will be issued under the Ocean Marine Program after August 31, 1998.

          6.17 Pledged Securities.  Seller shall, on or prior to the Closing
               ------------------
Date, cause that Pledge and Security Agreement dated June 26, 1995 among First Fidelity Bank, N.A., Seller, the Company and American Fidelity Assurance Company to be amended without payment by the Company or its Subsidiaries, so that all obligations of the Company and its Subsidiaries are released and terminated, and shall cause the securities pledged by the Company pursuant to the terms of such agreement, to be released from the Security Agreement and returned to the Company free of restrictions.

          6.18 Pennsylvania Fronting Arrangement.  Seller shall cause the
               ---------------------------------
arrangement whereby the Company is issuing accident and health insurance in the state of Pennsylvania under a "fronting" arrangement with an Affiliate of Seller to be discontinued on or prior to the Closing Date, and all liabilities and obligations of the Company and its Subsidiaries shall be transferred to and assumed by Seller or an Affiliate of Seller on or prior to the Closing Date, or shall be reinsured by Seller or an Affiliate.

          6.19 Bills of Sale.  At the Closing, Seller shall cause Seller and
               -------------
Cameron Enterprises to sell the personal property listed in the Bills of Sale to the Company at the prices set forth therein.

                                  ARTICLE VII

                       CONDITIONS TO SELLER'S OBLIGATIONS
                       ----------------------------------

          The obligations of Seller to consummate the transactions provided for hereby are subject, in the discretion of Seller, to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by Seller:

          7.1  Representations, Warranties and Covenants.  All representations
               -----------------------------------------
and warranties of Purchaser contained in this Agreement shall be true and correct at and as of the date of this Agreement and at and as of the Closing Date, except as and to the extent that the facts and conditions upon which such representations and warranties are based are expressly required or permitted to be changed by the terms hereof, and Purchaser shall have performed and satisfied all agreements and covenants required hereby to be performed by it prior to or on the Closing Date.

          7.2  Consents; Regulatory Compliance and Approval.  All consents,
               --------------------------------------------
approvals and waivers from governmental authorities and other parties necessary to permit Seller to transfer the Shares to Purchaser as contemplated hereby shall have been obtained. Seller shall be satisfied that all approvals required under any Regulations to carry out the transactions contemplated by this Agreement shall have been obtained. The applicable waiting period, including any extension thereof, under the HSR Act shall have expired.

          7.3  No Actions or Court Orders.  No Action by any governmental
               --------------------------
authority or other person shall have been instituted or threatened for the purpose of enjoining or preventing the transactions contemplated by this Agreement or that questions the validity or legality of the transactions contemplated hereby.

          7.4  Opinion of Counsel.  Purchaser shall have delivered to Seller an
               ------------------
opinion of Latham & Watkins, counsel to Purchaser, dated as of the Closing Date, in form and substance reasonably satisfactory to Seller, to the effect that:

          (a) Incorporation.  Purchaser is a corporation duly incorporated,
              -------------
validly existing and in good standing under the laws of the State of California;

          (b) Corporate Power and Authority.  Purchaser has the necessary
              -----------------------------
corporate power and authority to enter into this Agreement and the Ancillary Agreements and to consummate the transactions contemplated hereby and thereby;

          (c) Corporate Action and Enforceability.  The execution, delivery and
              -----------------------------------
performance of this Agreement and the Ancillary Agreements by Purchaser have been duly authorized by all requisite corporate action of Purchaser, and this Agreement and the Ancillary Agreements have been duly executed and delivered by Purchaser and constitute legally valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their terms, except as limited by the Bankruptcy Exception.

          (d) No Breach of Contracts.  Neither the execution and delivery of
              ----------------------
this Agreement or the Ancillary Agreements by Purchaser nor the consummation of the transactions contemplated hereby or thereby will (i) violate the Articles of Incorporation or Bylaws of Purchaser, or (ii) cause a Default under any term or provision of any Contract known to such counsel to which Purchaser is a party or by which Purchaser or its Property is bound; and

          (e) No Violation of Law.  Neither the execution and performance of
              -------------------
this Agreement or the Ancillary Agreements by Purchaser nor the consummation of the transactions contemplated hereby or thereby will violate or result in a failure to comply with any Regulation or Court Order applicable to Purchaser. No Permit of or filing with, any governmental authority or, to the knowledge of such counsel, any other person, is required for the execution and delivery of this Agreement or the Ancillary Agreements by Purchaser, or the consummation by Purchaser of the transactions contemplated hereby and thereby, except as set forth in this Agreement, the Ancillary Agreements or the Disclosure Schedule.

          In rendering such opinions, such counsel may rely as it deems advisable (a) as to matters governed by the laws of jurisdictions other than states in which it maintains offices, upon opinions of local counsel satisfactory to counsel to Seller, and (b) as to factual matters, upon certificates and assurances of public officials and officers of Purchaser. In addition, such opinions may be subject to such additional qualifications and exceptions as are reasonably acceptable to counsel to Seller.

          7.5  Certificates.  Purchaser shall furnish Seller with such
               ------------
certificates of its officers and others to evidence compliance with the conditions set forth in this Article VII as may be reasonably requested by Seller.

          7.6  Corporate Documents.  Seller shall have received from Purchaser
               -------------------
resolutions adopted by the board of directors of Purchaser approving this Agreement, the Ancillary Agreements and the transactions contemplated hereby or thereby, certified by Purchaser's corporate secretary.

          7.7  Ancillary Agreements.  Purchaser shall have executed and
               --------------------
delivered the Ancillary Agreements to which Purchaser is a party.

          7.8  Investment Representation.  Purchaser shall provide to Seller a
               -------------------------
written document, executed by Purchaser, in form and substance satisfactory to Seller, that Purchaser is acquiring the Shares for investment for its own account and not with a view to the distribution thereof.

          7.9  Mitsubishi Consent.  Mitsubishi Motor Sales of America, Inc.
               -------------------
("Mitsubishi") shall have either given its consent to the sale of the Shares to
  ----------
Purchaser or shall have waived any right to approve such sale of Shares provided to it in the provision relating to the same contained in its agreement with the Company.

          7.10 338(h)(10) Election.  Purchaser shall have delivered to Seller
               -------------------
the election pursuant to Section 338(h)(10) of the Code described in Section
6.15.

                                  ARTICLE VIII

                     CONDITIONS TO PURCHASER'S OBLIGATIONS
                     -------------------------------------

          The obligations of Purchaser to consummate the transactions provided for hereby are subject, in the discretion of Purchaser, to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by Purchaser:

          8.1  Representations, Warranties and Covenants.  All representations
               -----------------------------------------
and warranties of Seller contained in this Agreement shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Closing Date, except as and to the extent that the facts and conditions upon which such representations and warranties are based are expressly required or permitted to be changed by the terms hereof, and Seller shall have performed and satisfied all agreements and covenants required hereby to be performed by it prior to or on the Closing Date.

          8.2  Consents; Regulatory Compliance and Approval.  All consents,
               --------------------------------------------
approvals and waivers from governmental authorities and other parties necessary to the consummation of the transactions contemplated hereby and for the operation of the Business by Purchaser shall have been obtained. Purchaser shall be satisfied that all approvals required under any Regulations to carry out the transactions contemplated by this Agreement shall have been obtained. The applicable waiting period, including any extension thereof, under the HSR Act shall have expired.

          8.3  No Actions or Court Orders.  No Action by any governmental
               --------------------------
authority or other person shall have been instituted or threatened for the purpose of enjoining or preventing the transactions contemplated by this Agreement or that questions the validity or legality of the transactions contemplated hereby.

          8.4  Opinion of Counsel.  Seller shall have delivered to Purchaser an
               ------------------
opinion of McAfee & Taft A Professional Corporation, counsel to Seller, dated as of the Closing Date, in form and substance reasonably satisfactory to Purchaser, to the effect that:

          (a) The Company.  The Company is a corporation duly incorporated,
              -----------
validly existing and in good standing under the laws of the State of Oklahoma. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction set forth on Schedule 4.2. The Company has the necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby;

          (b) Corporate Power and Authority.  Seller is a corporation duly
              -----------------------------
incorporated, validly existing and in good standing under the laws of the State of Nevada and has the necessary corporate power and authority to enter into this Agreement and the Ancillary Agreements and to consummate the transactions contemplated hereby and thereby;

          (c) Subsidiaries.  Each of the Subsidiaries is a corporation duly
              ------------
organized, validly existing and in good standing under the laws of the state of its incorporation, and has all requisite corporate power and authority to transact its business and to own its properties; each Subsidiary is qualified in each jurisdiction set forth on Schedule 4.4. The capitalization of each Subsidiary is as set forth on Schedule 4.4. All of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized, validly issued, fully paid and (except for director's qualifying shares of Cimarron) are nonassessable and are owned of record and, to the knowledge of such counsel, beneficially by the Company, free of any Encumbrance. To the knowledge of such counsel, there are no outstanding Warrants with respect to the capital stock of any Subsidiary;

          (d) Corporate Action and Enforceability.  The execution, delivery and
              -----------------------------------
performance of this Agreement and the Ancillary Agreements by Seller have been duly authorized by all necessary corporate action of Seller and this Agreement has been duly executed and delivered by Seller. The Ancillary Agreements have been duly executed and delivered by Seller. This Agreement and each Ancillary Agreement (other than the Agreement Not to Compete) constitutes a legally valid and binding obligation of Seller, enforceable against Seller in accordance with their terms, except as limited by (i) the Bankruptcy Exception, or (ii) other customary limitations reasonably satisfactory to counsel for Purchaser;

          (e) Capitalization. The capitalization of the Company is as set forth
              --------------
in Section 4.3 of this Agreement. All of the Shares are duly authorized, validly issued, fully paid and are nonassessable. To the knowledge of such counsel, there are no outstanding Warrants with respect to any capital stock of the Company; Seller is the record owner and, to the knowledge of such counsel, the beneficial owner of such Shares. The Shares constitute all of the issued and outstanding capital stock of the Company. Seller has the full power to transfer the Shares to Purchaser without obtaining the consent or approval of any governmental authority or, to such counsel's knowledge, of any other person, except for those consents that have been obtained or waived. The certificates evidencing the Shares and the instruments of transfer relating thereto delivered to Purchaser at the Closing are sufficient to transfer to and vest in Purchaser title to the Shares, free and clear of all Encumbrances and, assuming Purchaser is acquiring the Shares in good faith without notice of any adverse claim, Purchaser will become the owner of the Shares, free and clear of any Encumbrances;

          (f) No Breach of Contracts.  Neither the execution and delivery of
              ----------------------
this Agreement nor the Ancillary Agreements by Seller nor the consummation of the transactions contemplated hereby or thereby will (i) violate the Certificate or Articles of Incorporation or Bylaws of Seller or the Company, or (ii) cause a Default under any term or provision of any Contract or material Lease disclosed in the Schedules to this Agreement to which the Company or any Subsidiary is a party or by which it is bound; and

          (g) No Violation of Law.  Neither the execution and performance of
              -------------------
this Agreement by Seller or the Ancillary Agreements by Seller nor the consummation of the transactions contemplated hereby or thereby will violate or result in a failure to comply with any Regulation or Court Order known to such counsel applicable to the Business or operations of the Company or any of its Subsidiaries. No Permit of, or filing with, any governmental authority or, to the knowledge of such counsel, any other person, is required for the execution and delivery of this Agreement or the Ancillary Agreements by Seller or the consummation by Seller of the transactions contemplated hereby and thereby, except as set forth in this Agreement, the Disclosure Schedule, the exhibits hereto or the Ancillary Agreements.

          In rendering such opinions, such counsel may rely as it deems advisable (a) as to matters governed by the laws of jurisdictions other than states in which it maintains offices, upon opinions of local counsel satisfactory to such counsel, and (b) as to factual matters, upon certificates and assurances of public officials and officers of Seller, the Company or any of its Subsidiaries. In addition, such opinions may be subject to such additional qualifications and exceptions as are reasonably acceptable to counsel to Purchaser. Such opinions with respect to the authorization, execution and delivery of the Agreement Not to Compete shall include Cameron Enterprises, as well as Seller, within the coverage of the opinion.

          8.5  Certificates.  Seller shall furnish Purchaser with such
               ------------
certificates of its officers and others to evidence compliance with the conditions set forth in this Article VIII as may be reasonably requested by Purchaser.

          8.6  Material Changes.  Since the Interim Balance Sheet Date, there
               ----------------
shall not have been any material adverse change with respect to the Business of the Company or any of its Subsidiaries.

          8.7  Corporate Documents.  Purchaser shall have received from Seller
               -------------------
resolutions adopted by the boards of directors of Seller approving this Agreement and the

Ancillary Agreements, as the case may be, and the transactions contemplated hereby and thereby, certified by Seller's corporate secretary.

          8.8  Conveyancing Documents; Release of Encumbrances.  Seller shall
               -----------------------------------------------
have endorsed the Shares, or executed such other assignment documents, and delivered the Shares as described in Section 2.1 hereof so as to effect the transfer and assignment to Purchaser of all right, title and interest in and to the Shares, which documents shall be in a form reasonably satisfactory to Purchaser's counsel.

          8.9  Ancillary Agreements.  Seller shall have, and shall have caused
               --------------------
each of the Company, its Subsidiaries and Cameron Enterprises to, deliver to Purchaser all of the Ancillary Agreements to which it is a party.

          8.10 Consents.  Any consents required as a consequence of the
               ---------
transactions contemplated by this Agreement with respect to all of the Permits and all of the Contracts shall have been obtained or granted, which consents shall not in any manner restrict the ability of Purchaser to conduct the Business of the Company and each of its Subsidiaries as previously conducted.

          8.11 ERC Release.   Purchaser shall have received the release from ERC
               -----------
specified in Section 6.11 and the reinsurance agreements with ERC specified in
Section 6.11 shall have been amended as set forth therein.

          8.12 Intercompany Transfer.   The transfers of capital stock of AFCC
               ---------------------
and the mortgage loans specified in Sections 6.12 and 6.13, respectively, shall have been completed.

          8.13 Mitsubishi Consent.   Mitsubishi Motor Sales of America, Inc.
               ------------------
shall have given its consent to the sale of the Shares to Purchaser or shall have waived any right to approve such sale of Shares, upon such terms as may reasonably be acceptable to Purchaser.

          8.14 Ocean Marine.   Seller shall have caused the Company to deliver
               ------------
the notices of termination with respect to the Covenant Agreement and the Continental Agreement specified in Section 6.16.

          8.15 Section 338(h)(10) Election.  Seller shall have executed the
               ---------------------------
election pursuant to Section 338(h)(10) of the Code described in Section 6.15.

          8.16 Pledged Securities.  The Pledge and Security Agreement identified
               ------------------
in Section 6.17 shall have been amended as provided in Section 6.17, and the pledged securities shall have been released from the security interest under such agreement and delivered to the Company free of restrictions.

          8.17 Pennsylvania Fronting Arrangement.  The "fronting" arrangement
               ---------------------------------
whereby the Company has issued accident and health insurance in the state of Pennsylvania has been discontinued, and all liabilities and obligations of the Company and its Subsidiaries under such arrangement shall (i) have been transferred and assumed by Seller or an Affiliate of Seller and terminated on or prior to the Closing Date, or (ii) reinsured in their entirety by Seller or an Affiliate of Seller.

          8.18 Certificate Regarding Reinsurance.  Seller shall have delivered
               ---------------------------------
to Purchaser a certificate, signed by both the chief executive officer and the chief financial officer of the Company, to the effect that there are no liabilities, obligations, commitments or arrangements, relating to reinsurance treaties or agreements to which the Company or one of its Subsidiaries is a party, whether as reinsured or reinsurer, legal or otherwise, except as contained in the written agreements identified on Schedule 4.13(a)(iii), or entered into after the date of this Agreement and identified on a schedule attached thereto.

                                  ARTICLE IX

                           ACTIONS AFTER THE CLOSING
                           -------------------------

          9.1  Books and Records; Tax Matters.
               ------------------------------

          (a) Books and Records.  Each party agrees that it will cooperate with
              -----------------
and make available to the other party, during normal business hours, all Books and Records, information and employees (without substantial disruption of employment) retained and remaining in existence after the Closing which are necessary or useful in connection with any tax inquiry, audit, investigation or dispute, any litigation or investigation or any other matter requiring any such Books and Records, information or employees for any reasonable business purpose. The party requesting any such Books and Records, information or employees shall bear all of the out-of-pocket costs and expenses (including without limitation attorneys' fees, but excluding reimbursement for salaries and employee benefits) reasonably incurred in connection with providing such Books and Records, information or employees.

          (b) Cooperation and Records Retention.  Seller and Purchaser shall (i)
              ---------------------------------
each provide the other with such assistance as may reasonably be requested by either of them in connection with the preparation of any return, audit, or other examination by any taxing authority or judicial or administrative proceedings relating to Liability for Taxes, (ii) each retain and provide the other with any records or other information that may be relevant to such return, audit or examination, proceeding or determination, and (iii) each provide the other with any final determination of any such audit or examination, proceeding, or determination that affects any amount required to be shown on any tax return of the other for any period. Without limiting the generality of the foregoing, Purchaser and Seller shall each retain, until the applicable statutes of limitations (including any extensions) have expired, copies of all tax returns, supporting work schedules, and other records or information that may be relevant to such returns for all tax periods or portions thereof ending on or before the Closing Date and shall not destroy or otherwise dispose of any such records without first providing the other party with a reasonable opportunity to review and copy the same.

          9.2  Survival of Representations, Etc.  All of the representations,
               --------------------------------
warranties, covenants and agreements made by each party in this Agreement or in any attachment, exhibit, the Disclosure Schedule, certificate, document or list delivered by any such party pursuant hereto shall survive the Closing for a period of (and claims based upon or arising out of such representations, warranties, covenants and agreements may be asserted at any time before the date which shall be) two (2) years following the Closing (except with respect to those matters subject to the special indemnification provisions of Section 9.3(b) and those representations and warranties set forth in Sections
4.20 (Employee Benefit Plans), 4.21 (Tax Matters) and 4.23 (Environmental Matters), which shall survive until the expiration of the applicable statute of limitations (with permitted extensions) with respect to the matters addressed in such sections. Each party hereto shall be entitled to rely upon the representations and warranties of the other party set forth in this Agreement. The termination of the representations and warranties provided herein shall not affect the rights of a party in respect of any Indemnification Claim (as defined below) made by such party in a writing received by the other party prior to the expiration of the applicable survival period provided herein.

     9.3  Indemnification.
          ---------------

          (a) By Seller - General.  Seller shall indemnify, save and hold
              -------------------
harmless Purchaser and its Affiliates, including the Company and each of its Subsidiaries (collectively, the "Purchaser Indemnitees") from and against any
                                 ---------------------
and all Losses and Expenses arising out of, based upon or resulting from:

          (i) the inaccuracy of any representation or warranty of Seller which is contained in or made pursuant to this Agreement; or

          (ii) any breach by Seller of any of its agreements, covenants or obligations contained in or made pursuant to this Agreement;

subject to the terms and provisions of, and except as otherwise expressly provided for in, this Agreement. Except as set forth in Section 9.3(b), Seller shall be required to indemnify the Purchaser Indemnitees under this Section 9.3 only if and to the extent that the Losses and Expenses realized or incurred by the Purchaser Indemnitees and which are indemnified against under this Section
9.3 exceed an aggregate of Three Hundred Fifty Thousand Dollars ($350,000), and are less than Three Million Eight Hundred Fifty Thousand Dollars ($3,850,000) in the aggregate.

          (b) By Seller -- Special Items. The following items of potential
              --------------------------
indemnification of the Purchaser Indemnitees by Seller shall not be subject to the dollar amount limitations set forth in Section 9.3(a), and shall not be included in the aggregate limits set forth in Section 9.3(a), and shall be indemnified as follows:

          (i) In the event of a default in the payment of principal or interest relating to (x) the promissory note dated December 31, 1993 of Cimarron Crop Insurance Services, Inc. in favor of Cimarron, in the original principal amount of Six-Hundred Thirty-Five Thousand Dollars ($635,000), and (y) the promissory note dated December 31, 1993 of Cimarron Crop Insurance Services, Inc. in favor of the Company, in the original principal amount of Four-Hundred Eighty-Three Thousand Nine-Hundred Eighty-Two Dollars ($483,982), and if such default in the payment of principal or interest has not been cured after reasonable notice to the maker, endorsers and guarantors of the promissory note as to which such default exists, Seller, promptly and within thirty (30) days following written demand by Purchaser, will purchase such promissory note from the Company for a cash purchase price equal to the unpaid principal balance thereof plus interest upon such unpaid principal balance at the non-default rate stated in such promissory note which is accrued but unpaid at the date of purchase. Such promissory note and all collateral securing the payment thereof shall be assigned by the Company without recourse to the Seller; and

          (ii) Seller shall indemnify, save and hold harmless the Purchaser Indemnitees from and against any and all Losses and Expenses relating to the premium tax audit by the Texas Comptroller of Public Accounts identified on
Schedule 4.21; and

          (iii) Seller shall indemnify, save and hold harmless the Purchaser Indemnitees with respect to those Accounts Receivable identified in Section 4.9(b) for eighty-five percent (85%) of the aggregate unpaid principal amount of such Accounts Receivable as set forth in Section 4.9(b); and

          (iv) Seller shall indemnify, save and hold harmless the Purchaser Indemnitees from and against any and all Losses and Expenses arising out of, based upon or resulting from the Ocean Marine Program, including, without limitation, all Losses and Expenses relating to claims by or against Continental or Covenant in which the Company or one of its Subsidiaries becomes subject to such claims.

          (v) Seller shall indemnify, save and hold harmless the Purchaser Indemnitees from and against any and all Losses and Expenses, in excess of any reinsurance recoverable from Seller or an Affiliate of Seller, relating to the arrangement whereby the Company is issuing accident and health insurance in the State of Pennsylvania under a "fronting arrangement" with an Affiliate of Seller described in Section 6.17.

          (c) By Purchaser.  Purchaser shall indemnify and save and hold
              ------------
harmless Seller and its respective Affiliates (collectively, the "Seller
                                                                  ------
Indemnitees") from and against any and all Losses and Expenses incurred in
-----------
connection with, arising out of, resulting from or incident to (i) any breach of any representation or warranty made by Purchaser in or pursuant to this Agreement, or (ii) any breach of any covenant or agreement made by Purchaser in or pursuant to this Agreement.

          (d) Losses and Expenses.  The terms "Losses" and "Expenses" as used in
              -------------------
this Article IX are not limited to matters asserted by third parties against Seller or Purchaser, but include Losses and Expenses incurred or sustained by a Seller Indemnitee or a Purchaser Indemnitee in the absence of third party claims. Payments by a Purchaser Indemnitee of amounts for which such Purchaser Indemnitee is indemnified hereunder, and payments by a Seller Indemnitee of amounts for which such Seller Indemnitee is indemnified, shall not be a condition precedent to recovery. Seller's obligation to a indemnify a Purchaser Indemnitee, and Purchaser's obligation to indemnify a Seller Indemnitee, shall not limit any other rights, including, without limitation, rights of contribution which either party may have under statute or common law.

          (e) Cooperation.  The indemnified party shall cooperate in all
              -----------
reasonable respects with the indemnifying party and its attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the indemnified
                                         --------  -------
party may, at its own cost, participate in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The parties shall cooperate with each other in any notifications to insurers.

          (f) Defense of Claims.  If a claim for Losses and Expenses (an
              -----------------
"Indemnification Claim") is to be made by a party entitled to indemnification
 ---------------------
hereunder against the indemnifying party, the party claiming such indemnification shall give written notice (an "Indemnification Claim Notice") to
                                               ----------------------------
the indemnifying party as soon as practicable after the party entitled to indemnification becomes aware of any fact, condition or event which may give rise to Losses and Expenses for which indemnification may be sought under this
Section 9.3. If any lawsuit or enforcement action is filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event within fifteen (15) calendar days after the service of the citation or summons). The failure of any indemnified party to give timely notice hereunder shall not affect rights to indemnification hereunder, except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such Indemnification Claim Notice, if the indemnifying party shall acknowledge in writing to the indemnified party that the indemnifying party shall be obligated under the terms of its indemnity hereunder in connection with such lawsuit or action, then the indemnifying party shall be entitled, if it so elects at its own cost, risk and expense, (i) to take control of the defense and investigation of such lawsuit or action, (ii) to employ and engage attorneys of its own choice to handle and defend the same unless the named parties to such action or proceeding include both the indemnifying party and the indemnified party and the indemnified party has been advised in writing by counsel that there may be one or more legal defenses available to such indemnified party that are different from or additional to those available to the indemnifying party, in which event the indemnified party shall be entitled, at the indemnifying party's cost, risk and expense, to separate counsel of its own choosing, and
(iii) to compromise or settle such claim, which compromise or settlement shall be made only with the written consent of the indemnified party, such consent not to be unreasonably withheld. If the indemnifying party fails to assume the defense of such claim within fifteen (15) calendar days after receipt of the Indemnification Claim Notice, the indemnified party against which such claim has been asserted will (upon delivering notice to such effect to the indemnifying party) have the right to undertake, at the indemnifying party's cost and expense, the defense, compromise or settlement of such claim on behalf of and for the account and risk of the indemnifying party. In the event the indemnified party assumes the defense of the claim, the indemnified party will keep the indemnifying party reasonably informed of the progress of any such defense, compromise or settlement. The indemnifying party shall be liable for any settlement of any action effected pursuant to and in accordance with this
Section 9.3 and for any final judgment (subject to any right of appeal), and the indemnifying party agrees to indemnify and hold harmless an indemnified party from and against any Losses and Expenses by reason of such settlement or judgment.

          (g) Purchaser's Right of Offset.  Anything in this Agreement to the
              ---------------------------
contrary notwithstanding, Purchaser may withhold and set off against the Holdback Amount any amount as to which Seller is obligated to indemnify Purchaser pursuant to any provision of this Section 9.3.

          (h) Brokers and Finders.  Pursuant to the provisions of this Section
              -------------------
9.3, each of Purchaser and Seller shall indemnify, hold harmless and defend the other party from the payment of any and all broker's and finder's expenses, commissions, fees or other forms of compensation which may be due or payable from or by the indemnifying party, or may have been earned by any third party acting on behalf of the indemnifying party in connection with the negotiation and execution hereof and the consummation of the transactions contemplated hereby.

          (i) Representatives.  No individual Representative of any party shall
              ---------------
be personally liable for any Losses and Expenses under the provisions contained in this Section 9.3. Nothing herein shall relieve either party of any Liability to make any payment expressly required to be made by such party pursuant to this Agreement.

          9.4  Payment of Holdback Amount.   Purchaser shall hold and pay the
               --------------------------
Holdback Amount pursuant to Article IX and this Section 9.4. If Purchaser has not delivered an Indemnification Claim Notice to Seller on or before the first anniversary of the Closing Date, all of the Holdback Amount shall be paid promptly to Seller with interest thereon at the rate of five percent (5%) per annum from the Closing Date through the date of payment of the Holdback Amount. If Purchaser has delivered one or more Indemnification Claim Notices to Seller on or before the first anniversary of the Closing Date and has exercised its right of offset pursuant to Section 9.3(g), or has not then determined the appropriate amount to be offset, the following shall apply:

          (a) As promptly as practicable, but not later than ten (10) days following the first anniversary of the Closing Date, Purchaser shall prepare and deliver to Seller a written statement (the "Preliminary Holdback Accounting
                                            -------------------------------
Report") in reasonable detail which reflects and identifies, on an item-by-item
------
basis, (i) each Indemnification Claim paid by Purchaser and with respect to which Purchaser has exercised a right of offset against the Holdback Amount, and
(ii) each unresolved Indemnification Claim and the portion of the Holdback Amount reasonably estimated by Purchaser to be required to cover each such unresolved Indemnification Claim, and the calculation reflecting how such amount was determined.

          (b) Seller may, within twenty (20) days after the date of its receipt of the Preliminary Holdback Accounting Report, deliver to Purchaser a certificate (signed by Seller) setting forth any objections to the portion(s) of the Holdback Amount which Purchaser estimates is required to cover any unresolved Indemnification Claim as set forth in the Preliminary Holdback Accounting Report, together with a summary of the reasons therefor and calculations which, in Seller's view, are necessary to eliminate such objections. With respect to any item included in the Preliminary Holdback Accounting Report to which Seller does not so object within such 20-day period, the Preliminary Holdback Accounting Report shall be final and binding as the "Final Holdback Accounting Report" with respect to such item(s) for purposes of
---------------------------------
this Agreement.

          (c) With respect to any item included in the Preliminary Holdback Account Report to which Seller does object within such 20-day period, Purchaser and Seller shall use their respective reasonable best efforts to resolve within thirty (30) days by written agreement (the "Agreed Holdback Adjustment") any
                                            --------------------------
differences with respect to such item and, in the event Purchaser and Seller so resolve any such differences, the Preliminary Holdback Accounting Report with respect to such item, as further adjusted by the Agreed Holdback Adjustment, shall become the Final Holdback Accounting Report and shall be final and binding as to such items for purposes of this Agreement.

          (d) In the event any objection raised by Seller is not resolved by the Agreed Holdback Adjustment within the 30-day period referred to in subsection
(c), then Seller and Purchaser shall submit the unresolved objection to arbitration pursuant to Section 10.12, and the Preliminary Holdback Accounting Report, as adjusted to give effect to the resolution of such objections, shall be deemed the Final Holdback Accounting Report.

          (e) The parties hereto shall make available to each other such books, records and other information (including work papers) as any of the foregoing may reasonably request to prepare or review the Preliminary Holdback Accounting Report.

          Purchaser shall pay to Seller promptly after the first anniversary of the Closing Date an amount equal to the Holdback Amount as reflected in the Final Holdback Accounting Report. The parties agree that offset against the Holdback Amount shall not be Purchaser's exclusive method of receiving indemnification from Seller pursuant to this Article IX.

          9.5. Post-Closing Claims Administration.   From the Closing Date until
               ----------------------------------
and including December 31, 2004, Purchaser will or will cause the Company and each of its Subsidiaries to (i) administer, process, compromise and defend Claims (which include Late Claims) on a basis consistent with the practices, processes and procedures generally followed in the property and casualty insurance industry and (ii) use all reasonable efforts to settle and compromise Claims and Late Claims at their true value and make appropriate payments with respect to such Claims and Late Claims, consistent with customary practices in the property and casualty insurance industry in the geographic area in which the related Loss-Event occurred (the standards set forth in clauses (i) and (ii), collectively, the "Claims-Processing Standards"). If the Company or any of its
                   ---------------------------
Subsidiaries propose to make a Claim Payment prior to December 31, 2001, with respect to a Claim which is included in the Effective Date Insurance Reserves, and if the aggregate Claim Payments made and proposed to be made with respect to any such Claim exceed or, after giving effect to the proposed Claim Payment, will exceed, the sum of (i) the Company's retention amounts under all reinsurance treaties or agreements applicable to such Claim, plus (ii) the amount of reinsurance recoverable with respect to such Claim, up to the Company's reinsurance limit under all reinsurance treaties and agreements applicable to such Claim (whether or not such reinsurance is actually collectible), Purchaser shall, or shall cause the Company to, give Seller notice of such proposed Claim Payment, which notice shall, in reasonable detail, identify the insurance policy, the claimant, the Date of Loss, the amount of the Claim, the Company's analysis of the coverage and risk of loss with respect to such Claim and the basis for such Claim, and shall request Seller to approve such proposed Claim Payment within ten (10) days of Seller's receipt of such notice. If Seller shall not affirmatively approve the proposed Claim Payment within such ten-day period, then Purchaser and the Company or a Subsidiary, as the case may be, may elect to either settle such Claim and make the Claim Payment or continue to defend the Claim. If Purchaser (or the Company or such Subsidiary) shall elect to make such Claim Payment, such Claim Payment shall not be taken into account in the calculation of the Reserve Redundancy or Reserve Deficiency as provided in Section 2.4 to the extent that such Claim Payment is in excess of the Case Reserve for such Claim. If Purchaser (or the Company or a Subsidiary, as the case may be) shall elect to continue to defend such Claim, then (a) the entire amount of the ultimate Claim Payment, together with all costs and expenses of defense with respect to such Claim, and plus the amount of any extra-contractual judgment in excess of policy limits and exemplary or punitive damages with respect to such Claim shall be taken into account in the calculation of the Reserve Redundancy or Reserve Deficiency as provided in Section 2.4, and (b) Seller shall have the right to assume the defense of the Claim at Seller's expense, and (c) Seller shall be obligated to make reimbursement even though such Claim may be finally resolved after December 31, 2001 (or with respect to a Late Claim, finally resolved after December 31, 2004) and Seller shall pay to Purchaser (or the Company or a Subsidiary, as the case may be) all amounts due under clause (a) above to the extent such amounts are in excess of the Case Reserve for such Claim at December 31, 2001.

          9.6. Post-Closing Inspection of Records.   From the Closing Date until
               ----------------------------------
December 31, 2004, Seller or its Representatives shall have the right to review, on a basis no more frequently than quarterly with respect to each calendar year after the Closing Date, all books, records and files of the Company and its Subsidiaries with respect to Claims and Late Claims and Claim Payments actually made or agreed to be made by the Company and its Subsidiaries for such calendar year, and, with respect to the Company's Insurance Reserves, to determine that the Company's books and records properly reflect the Date of Loss, whether there has occurred a pattern of material departures from the Claims-Processing Standards set forth in Section 9.5, and, if so, whether, in Seller's opinion, there have been overpayments with respect to specific Claims and Late Claims. Such review shall be conducted at the offices of the Company and its Subsidiaries and shall be subject to the provisions of Section 10.10 hereof with respect to any Confidential Information received during such review by Seller and/or its Representatives. In addition, prior to the commencement of each such review, Seller shall familiarize all of its Representatives who will be involved in such review with the insider trading laws applicable to Purchaser, the Company and its Subsidiaries.

          Within thirty (30) days following the completion of each review, Seller shall provide Purchaser with a written report of such review (each such report, a "Seller's Report") which shall reflect, among other things, a list of
           ---------------
the books, records and files reviewed by Seller, and the conclusions reached by Seller. The Seller's Report shall specifically set forth the grounds, if any, for Seller's determination that the conduct of the Company and its Subsidiaries has shown a pattern of material departures from the Claims-Processing Standards, including, without limitation, a list of each of the Claims or Late Claims Seller believes were overpaid.

          In the event Seller has reasonably determined that the Company or any of its Subsidiaries has shown a pattern of material departures from the Claims-Processing Standards, then, within thirty (30) days following receipt of Seller's Report, Purchaser shall give written notice to Seller which shall identify any of Seller's conclusions contained in Seller's Report which Purchaser disputes. The failure of Purchaser to give notice of dispute of any conclusion stated in a Seller's Report shall be deemed an irrevocable concurrence by Purchaser in any disputed conclusions. Such disputes shall be resolved in accordance with the procedures set forth in Section 10.12 of this Agreement. The arbitrator appointed to resolve such disputes shall make a preliminary determination whether, during the period of review covered by such Seller's Report, the Company or any of its Subsidiaries engaged in a pattern of material departures from the Claims-Processing Standards. If the arbitrator finds that no such pattern exists, there shall be no further inquiry by such arbitrator into the Claim Payments made by the Company and its Subsidiaries on or prior to the date of the Seller's Report in dispute, and such Claim Payments shall be deemed final, binding and conclusive upon the parties. In the event the arbitrator finds that such a pattern does exist, the arbitrator shall resolve the disputes between Purchaser and Seller outlined in the Seller's Report and Purchaser's response thereto on a Claim-by-

Claim or Late Claim-by-Late Claim basis and shall issue a decision with respect to each disputed Claim or Late Claim. Under no circumstances shall the arbitrator use any method of extrapolation in determining the number of Claims or Late Claims overpaid by the Company and its Subsidiaries or the total amount overpaid by the Company and or any of its Subsidiaries with respect to Claim Payments. The final determination of such disputed items shall be considered in the determination of the Reserve Redundancy or Reserve Deficiency as provided in
Section 2.4.

          9.7  Change of Name  Promptly after the Closing, Purchaser shall
               --------------
cause the Company to commence proceedings to change its corporate name, the assumed name of AMC in Texas, and the name of the Lloyd's Plan, to eliminate the words "American Fidelity" and shall use its best efforts to expeditiously obtain all regulatory and other approvals necessary or appropriate to cease conducting business under the name "American Fidelity." The Company may continue to use the words "American Fidelity" in its name and advertising literature until such approvals are obtained and a new name is adopted. The Company shall cease conducting business under the "American Fidelity" name no later than one (1) year after the Closing Date. Immediately upon and following the Closing, the Company and each of its Subsidiaries and affiliates shall cease to identify themselves as members of the "American Fidelity Group." In addition, any insurance contracts entered into in the name of "American Fidelity Insurance Company" in effect on the Closing Date or entered into by the Company within one
(1) year following the Closing Date may refer to the Company as "American Fidelity Insurance Company" and such reference may continue for the remaining term of such insurance contract. AMC may continue to use "AFI" in its corporate name and in the conduct of its Business.

          9.8  Ocean Marine Program.
               --------------------

          (a) Maintenance of Ocean Marine Program.  Purchaser agrees to maintain
              -----------------------------------
the Ocean Marine Program in effect until August 31, 1998, except that Purchaser may, at any time, terminate (i) the Covenant Agreement pursuant to Sections 6.2,
6.3 or 6.4 of such agreement, and (ii) the Continental Agreement pursuant to Sections 7.2, 7.3 or 7.4 of such agreement. Purchaser shall cause the Company to maintain separate accounts with respect to the operation of the Ocean Marine Program in such detail so that underwriting profits and losses are separately identified with respect to this operation. Purchaser shall not permit the Company to amend or otherwise modify the Covenant Agreement, Continental Agreement or any of the reinsurance agreements identified in Section 4.27, without the consent of Seller, which will not be unreasonably withheld. Purchaser and Seller shall use their respective best efforts to enter into the quota share and excess of loss reinsurance agreements through August 31, 1998, on substantially the same terms as presently in effect. Purchaser shall not be obligated to maintain the Ocean Marine Program in effect, unless such reinsurance arrangements can be consummated on substantially the same terms as presently in effect. Subject to the notices of termination sent by the Company pursuant to Section 6.16, following the Closing, Purchaser shall cause the Company to maintain its Ocean Marine Program consistent with the practices, processes and procedures generally followed by Covenant Underwriters, Ltd., Continental Underwriters, Ltd., and the Company prior to the Closing; provided,
                                                                      --------
however, nothing in this Agreement shall be construed to restrict the Company's
-------
right to terminate the Covenant Agreement or the Continental Agreement for "cause" as such term is defined in such agreements.

          (b) Ocean Marine Settlement Reports.
              -------------------------------

          (i) Not later than February 28, 1997, Purchaser shall deliver to Seller a certificate (each such certificate being referred to as an "Ocean
                                                                     -----
Marine Settlement Report") setting forth Purchaser's determination of the "net
------------------------
program income" realized or the "net program loss" incurred by the Company and its Subsidiaries and attributable to the Ocean Marine Program between November 1, 1996, and January 31, 1997, and shall include Ocean Marine Case Reserves and Ocean Marine IBNR Reserves for all outstanding losses incurred under the program. Seller shall be entitled to receive, on or prior to March 31, 1997, an amount equal to the "net program income" realized by the Company and its Subsidiaries and attributable to the Ocean Marine Program, if any, set forth in such Ocean Marine Settlement Report. Purchaser, on the other hand, shall be entitled to receive from Seller, on or prior to March 31, 1997, an amount equal to the "net program loss" incurred by the Company and its Subsidiaries and attributable to the Ocean Marine Program, if any, set forth in such Ocean Marine Settlement Report. In the event there exists on March 31, 1997 a dispute which has not been resolved pursuant to Section 9.8(c), payment shall be made promptly, but in no event more than two (2) business days after the dispute has been resolved.

          (ii) Not later than May 31, 1997, August 31, 1997, and November 30, 1997, and on February 28, May 31, August 31 and November 30 of each year thereafter (until there are no longer any outstanding losses incurred under the Ocean Marine Program that have not been finally resolved) Purchaser shall deliver to Seller an Ocean Marine Settlement Report setting forth Purchaser's determination of the "net program income" realized or the "net program loss" incurred by the Company and its Subsidiaries and attributable to the Ocean Marine Program for the preceding three (3) month periods ended January 31, April 30, July 31 and October 31, respectively, and shall include Ocean Marine Case Reserves and Ocean Marine IBNR Reserves as of the end of such three (3) month periods ended January 31, April 30, July 31 and October 31, respectively, for all outstanding losses incurred under the program. Seller shall be entitled to receive, on or prior to the date that is sixty (60) days after the end of each three (3) month period ended January 31, April 30, July 31 and October 31, respectively, an amount equal to the "net program income" realized by the Company and its Subsidiaries attributable to the Ocean Marine Program, if any, set forth in such Ocean Marine Settlement Report. Purchaser, on the other hand, shall be entitled to receive from Seller, on or prior to the date that is sixty
(60) days after the end of each three (3) month period ended January 31, April 30, July 31 and October 31, respectively, an amount equal to the "net program loss" incurred by the Company and its Subsidiaries and attributable to the Ocean Marine Program, if any, set forth in such Ocean Marine Settlement Report.

          (iii) For purposes of this Section 9.8(b), the "net program income" realized or the "net program loss" incurred by the Company and its Subsidiaries and attributable to the Ocean Marine Program shall be determined in accordance with Exhibit G attached hereto. Net program income or loss shall be determined pursuant to the Covenant Agreement, the Continental Agreement and the reinsurance agreements that are part of the Ocean Marine Program pursuant to
Section 4.27 or 9.8(a), and shall also include as an expense of the program reasonable administrative and other costs incurred by the Company with respect to such program.

          (iv) In the event there exists on any date that is sixty (60) days after the end of each such three (3) month period described in Section 9.8(b)(ii) a dispute which has not been resolved pursuant to Section 9.8(c), payment shall be made promptly, but in no event more than two (2) business days, after the dispute has been resolved.

          (c) Resolution of Disputes.
              ----------------------

          (i) Following receipt of each Ocean Marine Settlement Report, Seller may review the same and, within thirty (30) days after the date of such receipt, may deliver to Purchaser a certificate setting forth any objections to the determinations set forth in such Ocean Marine Settlement Report, together with a summary of the reasons therefor and calculations which, in Seller's view, are necessary to eliminate such objections, to the extent the information necessary to made such calculations is reasonably available to Seller. If Seller does not object within such 30-day period, the determinations set forth in the Ocean Marine Settlement Report shall be final and binding on Purchaser and Seller.

          (ii) If Seller timely objects within such 30-day period, Purchaser and Seller shall use their respective reasonable best efforts to resolve within thirty (30) days after such timely objection by written agreement (the "Ocean
                                                                        -----
Marine Agreed Changes") any differences as to the determinations set forth in
---------------------
the Ocean Marine Settlement Report. If Seller and Purchaser so resolve any such differences, the determinations set forth in the Ocean Marine Settlement Report shall be final and binding on Purchaser and Seller.

          (iii) If any objections timely raised by Seller are not resolved by the Ocean Marine Agreed Changes within the 30-day period contemplated in this Subsection 9.8(c), then Purchaser and Seller shall submit the objections that are then unresolved to the Accounting Firm. The Accounting Firm shall be directed by Purchaser and Seller to seek to resolve the unresolved objections as promptly as reasonably practicable and to deliver written notice to each of Purchaser and Seller setting forth its resolution of the disputed matters. The determinations set forth in the Ocean Marine Settlement Report as adjusted by the Ocean Marine Agreed Changes and by the Accounting Firm's resolution of such objections shall be final and binding on the parties.

          (iv) The parties hereto shall make available to Purchaser, Seller (and their respective Representatives) and, if applicable, the Accounting Firm, such books, records and other information (including work papers) as any of the foregoing may reasonably request to prepare to review any Ocean Marine Settlement Report or any matters submitted to the Accounting Firm pursuant to this Section 9.8.

          (v) The reasonable fees and expenses of the Accounting Firm shall be paid fifty percent (50%) by Purchaser and fifty percent (50%) by Seller. Any fees and expenses payable by Seller pursuant to this Section 9.8(c), at the election of Purchaser, to the extent available, may be set-off from any amounts otherwise payable to Seller pursuant to this Section 9.8.

          9.9  Effective Date Financial Statements.  As promptly as practicable
               -----------------------------------
(but not later than thirty (30) days following the Closing Date), the accounting personnel of the

Company, under the direction of Purchaser, shall prepare and deliver to Seller a balance sheet of the Company as of the Effective Date (the "Preliminary
                                                            -----------
Effective Date Balance Sheet"), accompanied by the other statements contained in
----------------------------
the Effective Date Financial Statements (collectively, the "Preliminary
                                                            -----------
Accounting Report"). The Preliminary Effective Date Balance Sheet and the
-----------------
Effective Date Financial Statements shall fairly and accurately present the consolidated assets, liabilities (including reserves) and stockholder's equity of the Company and its Subsidiaries as of the Effective Date; provided, however,
                                                              --------  -------
that in no event may the aggregate amount of the Effective Date Insurance Reserves exceed the aggregate amount of the Interim Balance Sheet Date Insurance Reserves, and in the event such excess might otherwise exist, the Effective Date Insurance Reserves shall be adjusted downward to the amount of the Interim Balance Sheet Date Insurance Reserves, and such adjusted amount shall constitute the amount of the Effective Date Insurance Reserves for purposes of Section 2.4. During the course of such preparation, Purchaser shall make available the books and records of the Company and its Subsidiaries and shall otherwise cooperate with Seller in the preparation of the Preliminary Effective Date Balance Sheet and the Effective Date Financial Statements.

          (a) Seller may, within thirty (30) days after the date of the receipt of the Preliminary Accounting Report, deliver to Purchaser a certificate (signed by Seller) setting forth any objections to any of the matters included in the Preliminary Accounting Report, together with a summary of the reasons therefor and calculations which, in Seller's view, are necessary to eliminate such objections. In the event Seller does not so object within such 30-day period, the Preliminary Effective Date Balance Sheet set forth in the Preliminary Account Report shall be final and binding as the "Effective Date Balance Sheet"
                                                  ----------------------------
for purposes of this Agreement.

          (b) In the event Seller so objects to the Preliminary Accounting Report within such 30-day period, Purchaser and Seller shall use their respective reasonable best efforts to resolve within thirty (30) days by written agreement (the "Agreed Adjustments") any differences with respect to any matters
                ------------------
included in the Preliminary Accounting Report and, in the event Purchaser and Seller so resolve any such differences, the Preliminary Effective Date Balance Sheet set forth in the Preliminary Accounting Report, as further adjusted by the Agreed Adjustments, shall be final and binding as the Effective Date Balance Sheet for purposes of this Agreement.

          (c) In the event any objections raised by Seller are not resolved by the Agreed Adjustments within the 30-day period referred to in subsection (c), then Seller and Purchaser shall (i) if the total amount in controversy is less than Fifteen Thousand Dollars ($15,000), submit the objections that are then unresolved to the Auditor, or (ii) if the total amount in controversy is equal to or greater than Fifteen Thousand Dollars ($15,000), the Accounting Firm shall resolve any remaining disagreements. The determination by the Auditor or the Accounting Firm, as the case may be, shall be final, binding and conclusive on the parties. Purchaser and Seller shall use their best efforts to cause the Auditor or the Accounting Firm, as the case may be, to make its determination within thirty (30) calendar days of submission of the items in controversy. The Preliminary Effective Date Balance Sheet, after giving effect to any Agreed Adjustments and to the resolution of disputed matters by the Auditor or the Accounting Firm, as the case may be, shall be final and binding as the Effective Date Balance Sheet for purposes of this Agreement. Unresolved objections not involving accounting issues shall be resolved by arbitration pursuant to Section 10.12.

          (d) The parties hereto shall make available to each other, the Auditor or the Accounting Firm, as the case may be, such books, records and other information (including work papers) as any of the foregoing may reasonably request to prepare or review the Preliminary Accounting Report or any matters submitted to the Auditor or the Accounting Firm, as the case may be. The reasonable fees and expenses of the Auditor or the Accounting Firm, as the case may be, hereunder shall be paid fifty percent (50%) by Purchaser and fifty percent (50%) by Seller.

          (e) No determination or agreement with respect to the Effective Date Balance Sheet contemplated by this Section 9.9 shall limit the representations, warranties, covenants and agreements of the parties set forth elsewhere in this Agreement.

                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------

          10.1 Termination.
               -----------

          (a) Termination.  This Agreement may be terminated at any time prior
              -----------
to Closing:

          (i) By mutual written consent of Purchaser and Seller;

          (ii) By Purchaser or Seller if the Closing shall not have occurred on or before January 31, 1997; provided, however, that this provision shall not be
                            --------  -------
available to Purchaser if Seller has the right to terminate this Agreement under clause (iv) of this Section 10.1, and this provision shall not be available to Seller if Purchaser has the right to terminate this Agreement under clause (iii) of this Section 10.1;

          (iii) By Purchaser if there is a material breach of any representation or warranty set forth in Article IV hereof or any covenant or agreement to be complied with or performed by Seller or the Company pursuant to the terms of this Agreement or the failure of a condition set forth in Article VIII to be satisfied (and such condition is not waived in writing by Purchaser) on or prior to the Closing Date, or the occurrence of any event which results or would result in the failure of a condition set forth in Article VIII to be satisfied on or prior to the Closing Date; provided that Purchaser may not terminate this
                                 --------
Agreement prior to the Closing if Seller has not had an adequate opportunity to cure such failure; or

          (iv) By Seller if there is a material breach of any representation or warranty set forth in Article V hereof or of any covenant or agreement to be complied with or performed by Purchaser pursuant to the terms of this Agreement or the failure of a condition set forth in Article VII to be satisfied (and such condition is not waived in writing by Seller) on or prior to the Closing Date, or the occurrence of any event which results or would result in the failure of a condition set forth in Article VII to be satisfied on or prior to the Closing Date; provided that Seller may not terminate this Agreement prior to the Closing
      --------
Date if Purchaser has not has an adequate opportunity to cure such failure.

          (b) In the Event of Termination.  In the event of termination of this
              ---------------------------
Agreement:

          (i) Each party will redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same;

          (ii) The provisions of Section 10.10 shall continue in full force and effect; and

          (iii) No party hereto shall have any Liability to any other party to this Agreement, except as stated in subsections (i), (ii) and (iii) of this
Section 10.1(b), except for any willful breach of this Agreement occurring prior to the proper termination of this Agreement. The foregoing provisions shall not limit or restrict the availability of specific performance or other injunctive relief to the extent that specific performance or such other relief would otherwise be available to a party hereunder.

          10.2 Assignment.  Neither this Agreement nor any of the rights or
               ----------
obligations hereunder may be assigned by any party without the prior written consent of the other party; except that Purchaser may, without such consent, assign all such rights and obligations to a wholly-owned subsidiary or subsidiaries of Purchaser which shall assume all obligations and Liabilities of Purchaser under this Agreement, but such assignment and assumption shall not release or relieve Purchaser of its obligations and Liabilities to Seller under this Agreement. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and no other person shall have any right, benefit or obligation under this Agreement as a third party beneficiary or otherwise.

          10.3 Notices.  All notices, requests, demands and other communications
               -------
which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express); and
                                                  ----
upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to:

               If to Seller, addressed to:

                    American Fidelity Corporation
                    2000 Classen Boulevard
                    Suite 700-North
                    Oklahoma City, OK 73106
                    Attention:  Kenneth D. Klehm
                    Fax:  (405) 523-5411

               With a copy to:

                    McAfee & Taft
                    Two Leadership Square
                    211 North Robinson
                    Suite 1000
                    Oklahoma City, OK 73102
                    Attention:  Theodore M. Elam, Esq.
                    Fax:  (405) 235-0439

               If to Purchaser, addressed to:

                    Mercury General Corporation
                    4484 Wilshire Boulevard
                    Los Angeles, CA 90010
                    Attention:  George Joseph
                    Fax:  (213) 857-7116

                    and

                    Mercury General Corporation
                    555 W. Imperial Hwy.
                    Brea, CA  92621
                    Attention:  Michael D. Curtius
                    Fax:  (714) 671-7464

               With a copy to:

                    Latham & Watkins
                    701 B Street, Ste. 2100
                    San Diego, CA 92101
                    Attention:  Donald P. Newell, Esq.
                    Fax:  (619) 696-7419

or to such other place and with such other copies as either party may designate as to itself by written notice to the others.

          10.4 Choice of Law.  This Agreement and the Escrow Agreement shall be
               -------------
construed, interpreted and the rights of the parties determined in accordance with the laws of the State of Oklahoma (without reference to the choice of law provisions of Oklahoma law), except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern. The Agreement Not to Compete shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of Oklahoma.

          10.5 Entire Agreement; Amendments and Waivers.  This Agreement and the
               ----------------------------------------
Ancillary Agreements, together with all schedules hereto and thereto (including the Disclosure Schedule), constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

          10.6 Multiple Counterparts.  This Agreement may be executed in one or
               ---------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          10.7 Expenses.  Except as otherwise specified in this Agreement, each
               --------
party hereto shall pay its own legal, accounting, out-of-pocket and other expenses incident to this Agreement and to any action taken by such party in preparation for carrying this Agreement into effect, except that Purchaser shall pay one-half (1/2) of the cost of the audit for the Year-End Financial Statements.

          10.8 Invalidity.  In the event that any one or more of the provisions
               ----------
contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

          10.9 Titles; Gender.  The titles, captions or headings of the Articles
               --------------
and Sections herein, and the use of a particular gender, are for convenience of reference only and are not intended to be a part of or to affect or restrict the meaning or interpretation of this Agreement.

          10.10  Confidential Information.
                 ------------------------

          (a) Confidentiality.  In connection with the negotiation of this
              ---------------
Agreement, the preparation for the consummation of the transactions contemplated hereby, and the performance of obligations hereunder (including the conduct of quarterly reviews by Seller pursuant to Section 9.6 hereof), each of Purchaser and Seller acknowledges that it will have access to confidential information relating to the other party, including technical, financial or marketing information, ideas, methods, developments, inventions, improvements, business plans, trade secrets, scientific or statistical data, diagrams, drawings, specifications or other proprietary information relating thereto, together with all analyses, compilations, studies or other documents, records or data prepared by Seller or Purchaser which contain or otherwise reflect or are generated from such information ("Confidential Information"). The term "Confidential
                   ------------------------
Information" does not include information received by Purchaser or Seller in connection with the transactions contemplated hereby which (i) is or becomes generally available to the public other than as a result of a disclosure by the party to this Agreement which received the Confidential Information in connection herewith or its Representatives, (ii) was within such receiving party's possession prior to its being furnished to such party by or on behalf of the other party to this Agreement in connection with the transactions contemplated hereby, provided that the source of such information was not known by the receiving party, to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the other party to this Agreement or any other person with respect to such information, or (iii) becomes available to Purchaser or Seller on a non-confidential basis from a source other than the other party to this Agreement or any of its Representatives, provided that such source is not bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the other party to this Agreement or any other person with respect to such information.

          (b) Preservation of Confidentiality.  Each of Seller and Purchaser
              -------------------------------
shall treat all Confidential Information as confidential, preserve the confidentiality thereof and not disclose any Confidential Information, except to its Representatives and Affiliates who need to know such Confidential Information in connection with the transactions contemplated hereby. Each of Seller and Purchaser shall use all reasonable efforts to cause its Representatives to treat all Confidential Information as confidential, preserve the confidentiality thereof and not disclose any Confidential Information. Each of Seller and Purchaser shall be responsible for any breach of this Agreement by any of its Representatives. If, however, Confidential Information is disclosed, Seller or Purchaser, as the case may be, shall immediately notify the other party in writing and take all reasonable steps required to prevent further disclosure.

          (c) Ownership of Information. Until the Closing or the termination of
              ------------------------
this Agreement, all Confidential Information shall remain the property of the party who originally possessed such information. In the event of the termination of this Agreement for any reason whatsoever, Seller or Purchaser, as the case may be, shall, and shall cause its Representatives to, return to the other party all Confidential Information (including all copies, summaries and extracts thereof) furnished to it by such other party in connection with the transactions contemplated hereby.

          10.11  Cumulative Remedies.  All rights and remedies of either party
                 -------------------
hereto are cumulative of each other and of every other right or remedy such party may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

          10.12  Dispute Resolution; Arbitration.  It is understood and agreed
                 -------------------------------
between the parties hereto that, except as otherwise provided in Sections 2.4,
9.8 and 9.9, any and all claims, grievances, demands, controversies, causes of action or disputes of any nature whatsoever (including, but not limited to, tort and contract claims, and claims upon any law, statute, order or regulation) (hereinafter "Disputes"), arising out of, in connection with, or in relation to
              --------
(i) the interpretation, performance or breach of this Agreement, (ii) the arbitrability of any Disputes under this Agreement, or (iii) any relationship before, at the time of entering, during the term of, upon or after the expiration or termination of this Agreement, by and among the parties, shall be resolved in accordance with a two-step dispute resolution process administered by the American Arbitration Association ("AAA") involving, first, mediation
                                          ---
before a retired judge from the AAA panel, followed, if necessary, by final and binding arbitration before the same, or if requested by either party, another AAA panelist. The parties confirm that by agreeing to this dispute resolution process, they intend to and do waive their right to have any dispute decided in court by a judge or jury.

          (a) Mediation.  In the event any Dispute is not resolved by an
              ---------
informal negotiation between the parties within thirty (30) days after either party receives written notice from the other party that a Dispute exists, the matter shall be referred to the Dallas, Texas, offices of AAA for an informal, non-binding mediation consisting of one or more conferences between the parties in which a retired judge will seek to guide the parties to a resolution of the Disputes. The parties shall select a mutually acceptable neutral from among the AAA panel of mediators. In the event the parties cannot agree on a mediator, the Administrator of AAA will appoint a mediator. The mediation process shall begin on a date mutually agreed upon by the parties and mediator or, in the event the parties cannot agree on a date, the mediator shall select a date. The mediation process shall continue until the earliest to occur of the following:
(i) the Disputes are resolved; (ii) the mediator makes a finding that there is no possibility of resolution through mediation; or (iii) thirty (30) days have elapsed since the Dispute was first scheduled for mediation.

          (b) Arbitration.  Should any Disputes remain after the completion of
              -----------
the mediation process described above, the parties agree to submit all remaining Disputes to final and binding arbitration in Dallas, Texas, administered by the AAA in accordance with the then-existing AAA Commercial Arbitration Rules. Neither party nor the arbitrator shall disclose the existence, content, or results of any arbitration hereunder without the prior written consent of all parties.

          (i) Designation of Arbitrator.  The arbitration shall be conducted
              -------------------------
before and by a single arbitrator who may be the same person who conducted the mediation, unless either party objects. If either party objects to the mediator conducting the arbitration, the arbitrator shall be selected by the AAA pursuant to the then current rules of that association.

          (ii) Federal Arbitration Act to Apply.  Except as provided herein, the
               --------------------------------
Federal Arbitration Act shall govern the interpretation, enforcement and all proceedings pursuant to this subparagraph (b). All contractual and statutory periods of limitations which would otherwise be applicable shall apply to any arbitration proceeding hereunder. The parties agree that contractual indemnification periods shall supersede statutory periods of limitation.

          (iii) Timing.  The arbitrator shall take such steps as may be
                ------
necessary to hold a private hearing within one-hundred twenty (120) days of the submission of the Disputes to arbitration and to conclude such hearing within three (3) days. The arbitrator shall render an award and a written, reasoned opinion in support thereof not later than fourteen (14) calendar days after the hearing. The parties have included these time limits in order to expedite the proceeding, but they are not jurisdictional, and the arbitrator may for good cause afford or permit reasonable extensions or delays, which shall not affect the validity of the award. The award shall be final and binding upon the parties, and judgment upon the award may be entered and enforced in any court having jurisdiction thereof.

          (iv) Discovery.  The arbitrator shall authorize such discovery as may
               ---------
be shown to be necessary to ensure a fair hearing; provided that, except as
                                                   --------
needed for presentation in lieu of a live appearance, each party shall be limited to three (3) business days (9:00 a.m. to 5:00 p.m.) of depositions.
This limitation shall apply to each separate arbitration that may be conducted pursuant to this Agreement. The parties shall be entitled to engage in document discovery by requesting production of documents. Responses or objections to such requests shall be served twenty (20) days after receipt of such a request. The arbitrator shall resolve any discovery disputes by such prehearing conference(s) as such arbitrator may deem necessary. The parties agree that the arbitrator and any counsel of record to the proceeding shall have the power of subpoena process as provided by law. The arbitrator shall not be bound by the rules of evidence or of civil procedure, but rather may consider such writings and oral presentations as such arbitrator or the parties may deem desirable or necessary. The parties intend to limit live testimony and cross examination to the extent necessary to ensure a fair hearing on material issues. Exhibit and witness lists shall be exchanged ten (10) days before the hearing.

          (v) Dispositive Motions.  There shall be no dispositive motion
              -------------------
practice.

          (c) Provisional Remedies.  The arbitrator appointed pursuant to
              --------------------
subparagraph 10.12(b) may award injunctive relief or any other remedy available from a judge, including the joinder of parties or consolidation of this arbitration with any other involving common issues of law or fact which may promote judicial economy. Adherence to this dispute resolution process shall not limit the parties' right to obtain any provisional remedy, including without limitation, injunctive or similar relief, from any court of competent jurisdiction as may be necessary to protect their rights and interests. Notwithstanding the foregoing sentence, this dispute resolution procedure is intended to be the exclusive method of resolving any Disputes arising out of, in connection with, or relating to this Agreement.

          (d) Survival.  The dispute resolution process set forth in this
              --------
Section 10.12 shall survive the termination of this Agreement.

          (e) Costs and Expenses.  The cost of the mediator and arbitrator and
              ------------------
all AAA-related fees shall be borne equally by the parties. Reasonable attorneys' fees shall be allocated and awarded by the arbitrator to the prevailing party on each dispute submitted.

          (f) Confidentiality.  Any and all matters related to the arbitration,
              ---------------
including all discovery and all evidence presented at the arbitration hearing, shall be treated as strictly confidential by the parties and arbitrator. The award or decision of the arbitrator shall not be disclosed to any other party, except as may be required by law or as may be needed to confirm or enforce this award, or upon the written consent of all parties.

          10.13  Waiver of Punitive Damages.  Each of the parties hereto
                 --------------------------
expressly and unequivocally agrees to waive its right to recover punitive or exemplary damages in connection with any claim arising out of, in connection with, or in relation to this Agreement, except that this waiver shall not apply to punitive or exemplary damages that may be awarded to a third party and subject to indemnification under, or other provision of, Article IX.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their respective behalf, by their respective officers thereunto duly authorized, all as of the day and year first above written.


                    AMERICAN FIDELITY CORPORATION

                    By:  _____________________________
                         William E. Durrett
                         Chairman of the Board


                    MERCURY GENERAL CORPORATION

                    By:  ____________________________
                         Michael D. Curtius
                         Chief Operating Officer